UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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TherapeuticsMD, Inc.

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TherapeuticsMD®

For Her. For Life.

PROXY STATEMENT 2021

www.TherapeuticsMD.com

PRELIMINARY – SUBJECT TO AMENDMENT AND COMPLETION

THERAPEUTICSMD, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2021

An Annual Meeting of Stockholders of TherapeuticsMD, Inc., a Nevada corporation, will be held at 8:00 a.m., Eastern Time, on Thursday, May 27, 2021. Due to continuing concerns regarding the COVID-19 pandemic and to protect the health and safety of our employees, directors, and stockholders, the annual meeting will be a virtual meeting conducted solely online via live webcast and can be attended by visiting www.virtualshareholdermeeting.com/TXMD2021.

The Annual Meeting of Stockholders will be held for the following purposes:

1.    To elect directors to serve until our next annual meeting of stockholders or until their successors are duly elected and qualified;

2.    To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2020 (“say-on-pay”);

3.    To approve a stock option exchange program for those employees of the company who are not named executive officers;

4.    To approve an amendment to the TherapeuticsMD, Inc. 2019 Stock Incentive Plan (the “2019 Plan”) to increase the number of authorized shares thereunder;

5.     To ratify the appointment of Grant Thornton LLP, or Grant Thornton, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2021; and

6.    To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on April 5, 2021 are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting and vote virtually

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”) that allow companies to furnish their proxy materials over the Internet, we are mailing a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy statement and our 2020 Annual Report to most of our stockholders. The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents and vote over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2020 Annual Report, and a proxy card. We believe this process will allow us to provide our stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering our costs of printing and delivering the proxy materials.

Whether or not you plan to virtually attend, it is important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the Notice of Internet Availability of Proxy Materials. As an alternative, if you received a paper copy of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. You may also vote by telephone as described in your proxy card. Even if you have submitted a proxy before the meeting, you may still attend the meeting, revoke your proxy and vote virtually. We appreciate your continued support of our company.

By Order of the Board of Directors, /s/ John C.K. Milligan, IV JOHN C.K. MILLIGAN, IV Secretary

Boca Raton, Florida

April [●], 2021

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2	2021 PROXY STATEMENT

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PROXY SUMMARY

This summary highlights information contained elsewhere in the Proxy Statement. This summary does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting.

2021 Annual Meeting of Stockholders

Date and Time: May 27, 2021 8:00 am Eastern Time	Place: Online via live webcast at:	Record Date: April 5, 2021
www.virtualshareholdermeeting.com/TXMD2021

Items of Business:

•	To elect directors to serve until our next annual meeting of stockholders or until their successors are duly elected and qualified;

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2020 (“say-on-pay”);

•	To approve a stock option exchange program for those employees of the company who are not named executive officers;

•	To approve an amendment to the TherapeuticsMD, Inc. 2019 Stock Incentive Plan;

•

To ratify the appointment of Grant Thornton LLP, or Grant Thornton, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2021; and

•	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

4	2021 PROXY STATEMENT

THERAPEUTICSMD, INC.

951 Yamato Road, Suite 220

Boca Raton, Florida 33431

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The accompanying proxy is solicited on behalf of TherapeuticsMD, Inc., a Nevada corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held at 8:00 a.m., Eastern Time, on Thursday, May 27, 2021, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. Due to continuing concerns regarding the COVID-19 pandemic and to protect the health and safety of our employees, directors, and stockholders, the annual meeting will be a virtual meeting conducted solely online via live webcast and can be attended by visiting www.virtualshareholdermeeting.com/TXMD2021. In accordance with rules adopted by the SEC that allow companies to furnish their proxy materials over the Internet, we are mailing a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy statement and our 2020 Annual Report to most of our stockholders. The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents and vote over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2020 Annual Report, and a proxy card. We believe this process will allow us to provide our stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering our costs of printing and delivering the proxy materials.

These proxy solicitation materials are anticipated to first be distributed on or about April [●], 2021 to all stockholders entitled to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 27, 2021. These proxy materials, which include the notice of annual meeting, this proxy statement and our 2020 Annual Report for the fiscal year ended December 31, 2020, are available at www.proxyvote.com.

We encourage you to access the meeting 15 minutes prior to the start time leaving ample time for the check in and to ensure that you can hear audio prior to the meeting. If you encounter any difficulties accessing the meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual annual meeting page for assistance. Technical support will be available 15 minutes prior to the start of the meeting.

Record Date and Outstanding Shares

Stockholders of record at the close of business on April 5, 2021 are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding [●] shares of our common stock. Each holder of common stock voting at the meeting, either virtually or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

If, at the close of business on April 5, 2021, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote virtually at the meeting. However, whether or not you plan to attend the meeting, we urge you to vote by proxy over the Internet or by telephone as instructed on the Notice of Internet Availability of Proxy Materials, or to fill out and return the proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting, revoke your proxy and vote virtually.

If, at the close of business on April 5, 2021, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and

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these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your vote. You are also invited to attend the meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the meeting unless you obtain a 16-digit control number from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Quorum

The presence, virtually or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting.

Required Votes

Assuming that a quorum is present, the nine persons receiving the largest number of “for” votes of our common stock present virtually or by proxy at the meeting and entitled to vote (a plurality) will be elected directors. Stockholders do not have the right to cumulate their votes in the election of directors. We have adopted a majority voting policy as part of our Corporate Governance Guidelines. The majority voting policy is applicable solely to uncontested elections, which are those elections in which the number of nominees for election is less than or equal to the number of directors to be elected. Under the majority voting policy, any nominee for director who receives more “withheld” votes than “for” votes in an uncontested election must submit a written offer to resign as director. Any such resignation will be reviewed by the Nominating and Corporate Governance Committee and, within 90 days after the election, the independent members of our Board of Directors will determine whether to accept, reject or take other appropriate action with respect to, the resignation, in furtherance of the best interests of TherapeuticsMD and our stockholders.

Assuming that a quorum is present, the affirmative vote of a majority of shares of common stock outstanding on the record date will be required to approve the non-executive stock option exchange program and the amendment to the TherapeuticsMD, Inc. 2019 Stock Incentive Plan (the “2019 Plan”), and ratify the appointment of Grant Thornton as the independent auditor of our company for the fiscal year ending December 31, 2021. The advisory vote on the compensation of our named executive officers for the fiscal year ended December 31, 2020 (“say-on-pay”) is non-binding, but our Board of Directors and the Compensation Committee of our Board of Directors (the “Compensation Committee”), will consider the input of stockholders based on whether a majority of shares entitled to vote on the matter and represented either virtually or by proxy vote for the say-on-pay proposal.

Votes cast by proxy or virtually at the meeting will be tabulated by the election inspector appointed for the meeting who will determine whether a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a brokerage firm, bank, or similar organization indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) “for” the election of each of the nine nominees for director set forth in this proxy statement, (2) “for” the approval of the compensation of our named executive officers for the fiscal year ended December 31, 2020, (3) “for” the non-executive stock option exchange program, (4) “for” the approval of the amendment to the 2019 Plan, (5) “for” the ratification of the appointment of Grant Thornton, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2021, and (6) as the persons specified in the proxy deem advisable on such other matters as may come before the meeting.

6	2021 PROXY STATEMENT

Broker Non-Votes and Abstentions

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the ratification of the appointment of Grant Thornton as the independent auditor of our company for the fiscal year ending December 31, 2021. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is “non-routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

Please note that brokers, banks, and other nominees may not use discretionary authority to vote shares on the election of directors or the approval of the compensation of our named executive officers, the approval of the non-executive stock option exchange program or the approval of the amendment to the 2019 Plan if they have not received specific instructions from their clients. For your vote to be counted in the above, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.

As provided in our bylaws, as amended, except as otherwise provided by law, or our Amended and Restated Articles of Incorporation, as amended, a majority of the shares entitled to vote on the matter and represented either in person (virtually for this year’s annual meeting) or by proxy at the meeting in which a quorum is present shall be act of the stockholders. Therefore, for matters other than the (i) election of our directors, which requires a plurality vote subject to the majority voting policy in our Corporate Governance Guidelines, (ii) the approval of the non-executive stock option exchange program and (iii) the approval of the amendment to the 2019 Plan, the number of votes cast “for” a proposal must exceed the number of votes cast “against” that proposal. For all matters other than the election of our directors, if a stockholder votes to “abstain”, it will have the same effect as a vote “against” that proposal. Because broker non-votes do not represent votes cast “for” or “against” a proposal, broker non-votes will have no effect on the proposal to elect directors, the say-on-pay proposal, or the Purchase Plan proposal, as each such proposal is determined by reference to the votes actually cast by the shares present or represented by proxy and entitled to vote. Because the proposal to ratify the appointment of Grant Thornton as the independent auditor of our company for the fiscal year ending December 31, 2021 is a “routine” proposal, broker non-votes will not occur with respect to these proposals. Therefore, if no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the proposal to ratify the appointment of Grant Thornton as the independent auditor of our company for the fiscal year ending December 31, 2021.

Revocability of Proxies

Any stockholder giving a proxy may revoke the proxy at any time before its use by furnishing to us either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting virtually. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Election Inspector

Votes cast by proxy or virtually at the meeting will be tabulated by the election inspector appointed for the meeting, who will determine whether a quorum is present. The election inspector will treat broker non-votes and abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and as described in the “Broker Non-Votes and Abstentions” section of this proxy statement for purposes of determining the approval of any matter submitted to the stockholders for a vote.

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Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Submitting a Question or Making a Comment During the Meeting

If you want to submit a question or make a comment during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/TXMD2021, type your question into the “Ask a Question” field, and click “Submit”. Questions and comments submitted via the virtual meeting platform that are pertinent to meeting matters will be addressed during the meeting. Questions and comments that are not pertinent to meeting matters or that are not addressed during the meeting due to time constraints will be addressed after the meeting by our investor relations department. Consistent with our approach when meetings are held in person, questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by stockholders generally, or use blatantly offensive language may be ruled out of order.

Why is the Meeting Being Held Virtually?

We have been closely monitoring the COVID-19 pandemic and the related recommendations and protocols issued by public health authorities and federal, state, and local governments, including current recommendations regarding travel restrictions and large gatherings. In light of these continuing concerns and in order to protect the health and safety of our employees, directors, and stockholders, we will be conducting the annual meeting solely online. We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and our company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

8	2021 PROXY STATEMENT

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Our Amended and Restated Articles of Incorporation and bylaws, each as amended, provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. Presently, the number of directors is fixed at nine. Our bylaws, as amended, provide that all directors are elected at each annual meeting of our stockholders for a term of one year and hold office until their successors are elected and qualified.

A board of nine directors is to be elected at this meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them “for” each of the nominees named below. All of the nominees currently are directors of our company. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by our current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

Vote Required

Assuming that a quorum is present, the nine persons receiving the largest number of “for” votes of our common stock present virtually or by proxy at the meeting and entitled to vote (a plurality) will be elected directors, subject to the majority voting policy in our Corporate Governance Guidelines.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW.

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TOMMY G. THOMPSON Chairman of the Board Director Since: 2012 Age: 79 Committee: Nominating and Corporate Governance

Biographical Information

Tommy G. Thompson has served as the Chairman of the Board of Directors and a director of our company since May 2012. Since July 2020, Secretary Thompson has served as the Interim President of the University of Wisconsin system. Secretary Thompson also serves as the Chief Executive Officer of Thompson Holdings, a consulting firm. As the Governor of Wisconsin from January 1987 to February 2001, Secretary Thompson was perhaps best known for his efforts to revitalize the Wisconsin economy, for his national leadership on welfare reform, and for his work toward expanding healthcare access across all segments of society. As the former Secretary of the U.S. Department of Health & Human Services, or HHS, from February 2001 to January 2005, Secretary Thompson served as the nation’s leading advocate for the health and welfare of all Americans. Secretary Thompson was a partner in the law firm of Akin Gump Strauss Hauer & Feld LLP, or Akin Gump, from March 2005 to January 2012, when he resigned to run for the United States Senate. Secretary Thompson served as an Independent Chairman of the Deloitte Center for Health Solutions, a healthcare consulting company, from March 2005 to May 2009. At the Deloitte Center for Health Solutions and at Akin Gump, Secretary Thompson built on his efforts at HHS to work toward developing solutions to the healthcare challenges facing American families, businesses, communities, states, and the nation as a whole. Secretary Thompson has also served as the President of Logistics Health, Inc., a provider of medical readiness and homeland security solutions, from February 2005 to January 2011. Secretary Thompson has served as a Senior Fellow for the Bipartisan Policy Center, a non-profit organization focused on bipartisan advocacy and policymaking, since July 2013. Secretary Thompson also serves as a member of the board of directors for the following public companies: Centene Corporation [NYSE: CNC], United Therapeutics Corporation [NASDAQ: UTHR], Physicians Realty Trust [NYSE: DOC] and Tyme Technologies, Inc. [NASDAQ: TYMI]. Secretary Thompson also served as a member of the boards of directors of C. R. Bard, Inc. [NYSE: BCR] from August 2005 to January 2018 and Cytori Therapeutics, Inc. [NASDAQ: CYTX] from April 2011 to May 2016, and has historically served on the boards of directors of other public companies.

Key Qualifications and Experience

We believe Secretary Thompson’s experience in public service and on the boards of directors of numerous public companies, particularly his services and knowledge related to the healthcare industry as a whole, makes him well suited to serve on our Board of Directors. Secretary Thompson received both his B.S. and J.D. from the University of Wisconsin-Madison.

ROBERT G. FINIZIO Chief Executive Officer Director Since: 2011 Age: 50

Biographical Information

Robert G. Finizio has served as Chief Executive Officer and a director of our company since October 2011. As co-founder of VitaMedMD, LLC, or VitaMed, our wholly owned subsidiary, Mr. Finizio served as its Chief Executive Officer and a director from April 2008 to October 2011. Mr. Finizio has 19 years of successful early stage company development experience in the healthcare industry. Mr. Finizio co-founded and served from August 2001 to February 2008 as President of Care Fusion, LLC and then as Chief Executive Officer of CareFusion, Inc., a clinical technology vendor, which was acquired by Cardinal Health, Inc. Mr. Finizio’s early business experience was with Omnicell, Inc. (formerly known as Omnicell Technologies, Inc.), a provider of pharmaceutical supply chain management systems and services, and Endoscopy Specialists, Inc. in the healthcare IT and surgical space.

Key Qualifications and Experience

We believe Mr. Finizio’s intimate knowledge and experience with all aspects of the business, operations, opportunities, and challenges of our company and experience with early stage company development in the healthcare industry provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. Mr. Finizio earned a B.A. from the University of Miami.

10	2021 PROXY STATEMENT

PAUL M. BISARO Director Since: 2020 Age: 60 Committee: Audit

Biographical Information

Paul M. Bisaro has served as a director of our company since March 2020. Mr. Bisaro is an accomplished global business leader with more than 25 years of generic and branded pharmaceutical experience. From May 2018 until August 2019, Mr. Bisaro served as the Executive Chairman of Amneal Pharmaceuticals, Inc. [NYSE: AMRX]. Prior to that appointment, from May 2017 to May 2018, Mr. Bisaro was President and Chief Executive Officer, and member of the Board of Directors, of the Impax Laboratories, Inc. [NASDAQ: IPXL], until its acquisition by Amneal Pharmaceuticals. Prior to joining Impax Laboratories, Mr. Bisaro served as Executive Chairman of Allergan, plc [NYSE: AGN] from July 2014 to November 2016, and as President and CEO of Actavis, plc (and its predecessor firm Watson Pharmaceuticals Inc.) from September 2007 to July 2014. Mr. Bisaro served on the Board of Directors of Allergan (and its predecessor firms) from September 2007 until August 2018. Previously, he served as President, Chief Operating Officer, and a member of the Board of Directors of Barr Pharmaceuticals, Inc., from 1999 to 2007. Between 1992 and 1999, Mr. Bisaro served as General Counsel of Barr, and from 1997 to 1999, served in various additional executive leadership capacities. Prior to joining Barr, he was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds, from 1989 to 1992. He also served as a Senior Consultant with Arthur Andersen & Co. Throughout his career, Mr. Bisaro has also been named to various boards of public companies, trade associations, and educational institutions. Since 2015 he has served as a member of the Board of Directors of Zoetis, Inc. [NYSE: ZTS], a producer of medicine and vaccinations for pets and livestock. From December 2013 to May 2017, he served on the Board of Directors of Zimmer Biomet Holdings, Inc. [NYSE: ZBH], a musculoskeletal healthcare company. Mr. Bisaro has also been a member of the Board of Visitors of the Catholic University of America’s Columbus School of Law since 2014.

Key Qualifications and Experience

We believe Mr. Bisaro’s business, management and leadership experience, his understanding of the pharmaceutical industry, and his public company board experience make him a valuable member of our Board of Directors. Mr. Bisaro holds an undergraduate degree in General Studies from the University of Michigan and a Juris Doctor from The Catholic University of America in Washington, D.C.

J. MARTIN CARROLL Director Since: 2015 Age: 71 Committees: Compensation Nominating and Corporate Governance

Biographical Information

J. Martin Carroll has served as a director of our company since March 2015. Mr. Carroll previously served as President and Chief Executive Officer of Boehringer Ingelheim Corp. (U.S.) from 2003 until 2011. He also served as global head of strategy and development for Boehringer Ingelheim (Germany) from 2009 through 2012 and served as Chairman of the Board for a number of Boehringer Ingelheim companies. Previously, Mr. Carroll held positions of increasing responsibility with Merck & Co. Inc. from 1976 to 2001, including manufacturing, international (Japan) and marketing and sales. He left Merck serving as its Executive Vice President for Customer Marketing and Sales of the U.S. Human Health Division. From 1972 to 1976, Mr. Carroll served in the United States Air Force. Mr. Carroll has previously served on the board of directors for a number of organizations, including Accredo Health Group Inc., Vivus Inc. [NASDAQ: VVUS], Durata Therapeutics Inc. [NASDAQ: DRTX], and Gwynedd Mercy College, as well as PhRMA. He currently serves as a director of Mallinckrodt PLC [OTC: MNKKKQ] and Catalent, Inc. [NYSE: CTLT] and previously served as a director of Inotek Pharmaceuticals Corporation [NASDAQ: ITEK] from 2016 until its merger with Rocket Pharmaceuticals, Ltd. in 2018.

Key Qualifications and Experience

We believe Mr. Carroll’s extensive experience as a pharmaceutical industry executive and his experience as a director of other publicly traded pharmaceutical companies provides the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. Mr. Carroll received a B.A. in accounting and economics from the College of Holy Cross and a M.B.A. from Babson College.

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COOPER C. COLLINS Director Since: 2012 Age: 42 Committees: Audit Compensation

Biographical Information

Cooper C. Collins has served as a director of our company since February 2012. Mr. Collins has served as Chief Executive Officer of Fortis BioPharma LLC since June 2015. Mr. Collins served as Chief Strategy Officer of Pernix Therapeutics Holdings, Inc. [NASDAQ: PTX], or Pernix, from May 2013 until April 2014, as its President and Chief Executive Officer from March 2010 until May 2013, and as a director from March 2010 until February 2014. Mr. Collins joined Pernix Therapeutics, Inc., a predecessor of Pernix, in 2002, where he was appointed as a director in January 2007, its President in December 2007 and its Chief Executive Officer in June 2008, serving in those three capacities until March 2010. From December 2005 to December 2007, Mr. Collins served as Vice President of Business and Product Development of Pernix Therapeutics, Inc. and as its Territory Manager from December 2003 to December 2005. Mr. Collins was employed for three years by the National Football League franchise, the New Orleans Saints, in its media relations department.

Key Qualifications and Experience

We believe Mr. Collins’ specialty pharmaceutical company knowledge and executive experience provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. While on a football scholarship, Mr. Collins received a B.A. from Nicholls State University, where he later received an M.B.A.

KAREN L. LING Director Since: 2020 Age: 57 Committee: Compensation

Biographical Information

Karen L. Ling has served as a director of our company since April 2020. Ms. Ling has served as Executive Vice President and Chief Human Resources Officer at American International Group, Inc. [NYSE: AIG] since July 2019. From March 2015 until July 2019, she served as Executive Vice President and Chief Human Resources Officer at Allergan plc [NYSE: AGN], a global pharmaceutical company. From July 2014 until March 2015, Ms. Ling served as Senior Vice President, Human Resources and Chief Human Resources Officer at Actavis plc, a global pharmaceutical company, prior to its acquisition of Allergan and name change to Allergan. From January 2014 until July 2014, Ms. Ling was Senior Vice President and Chief Human Resources Officer at Forest Laboratories, a company which was focused on licensing European pharmaceuticals for sale in the United States, prior to its acquisition by Actavis. Prior to this, from 2011 until January 2014, Ms. Ling was Senior Vice President, Human Resources of the Global Human Health and Consumer Care businesses worldwide for Merck & Co., Inc. [NYSE: MRK]. She also served as Vice President, Global Compensation and Benefits, at Merck from November 2009 until 2011. From May 2008 until November 2009, she served as Group Vice President, Global Compensation & Benefits at Schering-Plough prior to its acquisition by Merck. Prior to joining Schering-Plough, Ms. Ling held various positions at Wyeth, LLC. Ms. Ling is a member of the board of directors of the JED Foundation and ExpandED Schools, both of which are non-profit organizations.

Key Qualifications and Experience

We believe Ms. Ling’s specialty pharmaceutical company knowledge and executive experience provide the requisite qualifications, skills, perspectives, and experience that make her well qualified to serve on our Board of Directors. Ms. Ling received a B.A. in Economics from Yale University and a J.D. from Boston University, and is admitted to practice law in New York and Massachusetts.

12	2021 PROXY STATEMENT

JULES A. MUSING Director Since: 2013 Age: 73 Committee: Compensation

Biographical Information

Jules A. Musing has served as a director of our company since May 2013. In the course of Mr. Musing’s 44-year career in the pharmaceutical and biotechnology industry, specifically at Johnson & Johnson and its affiliates, he has been responsible for the worldwide licensing and acquisition of pharmaceutical and biotechnology products and technologies and the establishment of strategic alliances. This included the establishment of new scientific, technology and product collaborations in various therapeutic areas, the negotiation of licensing and alliance agreements with biotechnology and pharmaceutical companies worldwide, and the partnering, spin-out and out-licensing of company pharmaceutical and biotechnology assets. Prior to moving into those roles, Mr. Musing was Vice President Marketing International for the Janssen Pharmaceutical Group of Companies Worldwide from March 1982 to December 1984; a member of the Board of Directors of Johnson & Johnson Pharmaceutical Companies in the UK, Italy and Germany from March 1982 to December 1984; President of Pitman-Moore, Inc., a U.S.-based Johnson & Johnson company from January 1985 to June 1987; Managing Director of Janssen Pharmaceutical in Portugal from July 1987 to March 1990; CEO & President of Ares-Serono, Inc. in the United States and Executive Vice President with responsibilities for North and South America from April 1990 to January 1993; Member of the board of directors of Ortho Biotech, Inc. from January 1993 to October 1999; and Managing Director of Ortho Biotech in France (a Johnson & Johnson affiliate) from October 1999 to January 2003. From January 2003 until his retirement in September 2010, Mr. Musing served as Vice President, Licensing and Acquisitions for the Pharmaceutical Group at Johnson & Johnson, where he was responsible for the worldwide licensing and acquisition of pharmaceutical and biotechnology products in all therapeutic areas. He has served as a director of iBio, Inc. from 2012 to 2014, as a director of Delphi Digital, Inc. since March 2012, as a director and as Chairman of the Board of Zyversa Therapeutics, a biotechnology company, since October 2016 and August 2018, respectively, and as Chairman of the Scientific Board of Advisors for Noble Capital Financial Markets since February 2012.

Key Qualifications and Experience

We believe Mr. Musing’s extensive experience in the pharmaceutical and biotechnology industry, including the establishment of numerous strategic and global partnerships and various new product collaborations provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. Mr. Musing received his Master’s Degree in Biological Sciences from the University of Brussels (Belgium) and his Graduate Degree in Economics and Financial Sciences from the University of Antwerp (Belgium).

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GAIL K. NAUGHTON, PH.D. Director Since: 2020 Age: 65 Committee: Nominating and Corporate Governance

Biographical Information

Gail K. Naughton, Ph.D. has served as a director of our company since March 2020. Dr. Naughton has served as the Chief Scientific Officer and Chief Business Development Officer of Histogen, a company she founded which is focused on the development of novel solutions based on the products of cells grown under simulated embryonic conditions, since April 2017. Dr. Naughton served as the Chairman and Chief Executive Officer of Histogen from June 2007 until April 2017. Prior to Histogen, Dr. Naughton was the Vice Chairman of Advanced Tissue Sciences, Inc., a human-based tissue engineering company, from March 2002 to October 2002, President from August 2000 to March 2002, President and Chief Operating Officer from 1995 to 2000 and Executive Vice President, Chief Operating Officer from 1991 to 1995. Dr. Naughton also served as Dean of the College of Business Administration at San Diego State University from August 2002 to June 2011. She has spent over 30 years extensively researching the tissue engineering process, holds over 105 U.S. and foreign patents, and has founded two regenerative medicine companies. Dr. Naughton has brought several tissue engineered products to market including a product for severe burns (TransCyte), a dermal replacement for diabetic ulcers (Dermagraft), an aesthetic dermal filler (Cosmederm/Cosmeplast), and SkinMedica’s TNS product for skin care. Dr. Naughton has been extensively published and a frequent speaker in the field of tissue engineering. In 2000, Dr. Naughton received the 27th Annual National Inventor of the Year award by the Intellectual Property Owners Association in honor of her pioneering work in the field of tissue engineering. Dr. Naughton has been a member of several public company boards of directors since 1988, including Cytori Therapeutics, Inc. [NASDAQ: CYTX] from July 2014 until January 2018 and C.R. Bard, Inc. [NYSE: BCR] from 2004 until December 2017.

Key Qualifications and Experience

We believe Dr. Naughton’s extensive executive experience, her in-depth knowledge of the healthcare industry and regenerative medicine technology, her experience developing FDA-approved products, and her service on other public company boards and committees, provide the requisite qualifications, skills, perspectives, and experience that make her well qualified to serve on our Board of Directors. Dr. Naughton received her B.S. in Biology from St. Francis College, her M.S. in Histology and her Ph.D. in Hematology from the New York University Medical Center and her E.M.B.A. from UCLA.

ANGUS C. RUSSELL Director Since: 2015 Age: 65 Committee: Audit

Biographical Information

Angus C. Russell has served as a director of our company since March 2015. Mr. Russell previously served as Chief Executive Officer of Shire PLC from June 2008 until April 2013. Mr. Russell served as the Chief Financial Officer of Shire from 1999 to 2008 and also served as Executive Vice President of global finance. Prior to joining Shire, Mr. Russell served at ICI, Zeneca and AstraZeneca PLC for 19 years, most recently in the role of Vice President, Corporate Finance at AstraZeneca. Mr. Russell also serves as a director of Mallinckrodt PLC [OTC: MNKKKQ], having served as the chairman of the board of Mallinckrodt since May 2018, Lineage Cell Therapeutics, Inc. [NYSE: LCTX] and Revance Therapeutics Inc. [NASDAQ: RVNC], where he serves as the chairman of the board. Mr. Russell previously served as a director of Shire PLC [NASDAQ: SHPG], Questcor Pharmaceuticals Inc. [NASDAQ: QCOR] and InterMune Inc. [NASDAQ: ITMN].

Key Qualifications and Experience

We believe Mr. Russell’s extensive experience as a pharmaceutical industry executive and his experience as a director of other publicly traded pharmaceutical companies provides the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. Mr. Russell holds an honorary Doctor of Business Administration from Coventry University, U.K.

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Executive Officers

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position
Robert G. Finizio	50	Chief Executive Officer and Director
James D’Arecca	50	Chief Financial Officer
John C.K. Milligan, IV	58	President and Secretary
Edward Borkowski	61	Executive Vice President
Marlan D. Walker	46	General Counsel
Michael Donegan	52	Chief Accounting Officer and Vice President – Finance

Listed below are biographical descriptions of our executive officers. For Mr. Finizio’s information, see the description under “Election of Directors” above.

James C. D’Arecca has served as Chief Financial Officer of our company since June 2020. Prior to joining TherapeuticsMD, Mr. D’Arecca served as the Senior Vice President and Chief Accounting Officer of Allergan plc (formerly known as Actavis plc) from August 2013 until its merger with AbbVie Inc. in May 2020. Mr. D’Arecca was a key member of the finance team through Allergan’s journey from a generics manufacturer (Watson/Actavis) to a leading global pharmaceutical company. Mr. D’Arecca joined Actavis from Bausch & Lomb, where he served as its Chief Accounting Officer. Prior to Bausch & Lomb, he served in various roles of increasing responsibility at Merck & Co. Inc. and Schering-Plough in finance and business development. He also spent 13 years with PricewaterhouseCoopers, with an industry focus on pharmaceuticals, medical devices, and consumer products. Mr. D’Arecca earned his MBA from Columbia University, his B.S. in accounting from Rutgers University, and is a Certified Public Accountant.

John C.K. Milligan, IV has served as President and Secretary of our company since October 2011 and served as a director of our company from October 2011 to March 2020. From December 2008 to October 2011, Mr. Milligan served as President and director of VitaMed. Prior to VitaMed, Mr. Milligan co-founded CareFusion, LLC, serving as President and General Manager from August 2001 to February 2008, and then as President and Chief Operating Officer of CareFusion, Inc. From 1997 to 2001, Mr. Milligan was Vice President, Sales and Operations for Omnicell, Inc. Prior to Omnicell, Mr. Milligan also held executive management positions at Serving Software Inc. and HBO & Co., a healthcare information systems company, both of which were subsequently acquired by McKesson Corporation. Mr. Milligan is a graduate of the U.S. Naval Academy.

Edward Borkowski has served as Executive Vice President of our company since 2020. Prior to joining TherapeuticsMD, Mr. Borkowski served as Executive Vice President and interim Chief Financial Officer of MiMedx Group, Inc. [Nasdaq: MDGX] from April 2018 to December 2019, as Chief Financial Officer of Aceto Corporation [Nasdaq: ACET] from February 2018 to April 2018, and was a director and held several executive positions with Concordia International, an international specialty pharmaceutical company, from May 2015 to February 2018. From March 2013 to March 2016, he served as Acting Chief Financial Officer of Amerigen Pharmaceuticals, a generic pharmaceutical company with a focus on oral, controlled release products. He is currently a director of AzurRx BioPharma Inc. [Nasdaq: AZRX] and Acacia Pharma Group Plc [Euronext Brussels: ACPH], and a Trustee of Allegheny College. Mr. Borkowski previously served as a director of Co-Diagnostics, Inc. [Nasdaq: CODX] from May 2017 to June 2019. Mr. Bork owski previously served in executive roles at ConvaTec, CareFusion Corporation and Mylan N.V. and began his career with Arthur Andersen & Co. Mr. Borkowski earned his degree in Economics and Political Science from Allegheny College and received an MBA in accounting from Rutgers University.

Marlan Walker has served as General Counsel of our company since March 2016. Mr. Walker previously also served as Chief Development Officer from April 2018 to December 2019 and as our Corporate and Intellectual Property Counsel from June 2013 until he became our General Counsel. Mr. Walker’s

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experience is focused in management of legal issues and risk in the life science industries across a variety of disciplines. His legal practice prior to his time at TherapeuticsMD included long-term portfolio strategy and management, patent preparation and prosecution, contract negotiation and drafting, life-cycle management, and Hatch-Waxman. After law school, he took a position at Greenberg Traurig, LLP in August 2005. In March of 2009, he moved to Luce Forward Hamilton & Scripps. Mr. Walker accepted an in-house position as Intellectual Property Counsel for Medicis Pharmaceutical Corp. in June 2011, which was acquired by Valeant Pharmaceutical International, Inc. in December 2012. In February 2013, Mr. Walker accepted a position at Kilpatrick Townsend & Stockton, but chose to move in-house again in June 2013, when he accepted a position at our company. Mr. Walker graduated from Arizona State University Sandra Day O’Conner College of Law with his J.D. in 2004, and an LL.M. in Intellectual Property Law at The George Washington University Law School in 2005. He holds a Master’s Degree in Molecular Biology and a B.S. degree, both earned from Brigham Young University.

Michael Donegan has served as Chief Accounting Officer and Vice President – Finance of our company since November 2020 and Vice President – Finance of our company since April 2013. Mr. Donegan has a 30-year background in accounting and finance. From August 2012 to April 2013, Mr. Donegan served as an independent consultant exclusively for our company, where he conceptualized, designed and executed our Sarbanes-Oxley 404 compliance program. From August 2007 to August 2012, Mr. Donegan served as an independent consultant designing and implementing Sarbanes-Oxley 404 compliance programs for various non-accelerated filers and executed on pre-designed Sarbanes-Oxley 404 compliance programs for certain large accelerated filers. From January 2005 to August 2007, Mr. Donegan served as an independent consultant exclusively for Tyco International, where he enhanced and executed the Sarbanes-Oxley 404 compliance model with their corporate headquarters group. From November 2001 to December 2004, Mr. Donegan was Manager of Financial Systems at Tyco International at its global headquarters. From 1994 to 2001, Mr. Donegan held various positions in the global consolidation/SEC reporting group at Sensormatic Electronics Corporation culminating with the acquisition of Sensormatic Electronics Corporation by Tyco International in the fall of 2001 when he was the Manager of Financial Systems. Mr. Donegan began his career at Ernst & Young, LLP where he worked in both the audit and tax departments. Mr. Donegan earned his B.S. in Accounting and his Master of Accounting from the University of Florida.

Non-Executive Officers

The following table sets forth certain information regarding our current significant employees who are not executive officers:

Name	Age	Position
Brian Bernick, M.D.	52	Co-Founder and Chief Scientific Officer
Dawn Halkuff	50	Chief Commercial Officer
John Knighton	42	Chief Compliance Officer
Mitchell Krassan	55	Chief Strategy & Performance Officer
Adam Miller	39	Chief Information Officer
Sebastian Mirkin, M.D.	49	Chief Medical Officer
Bharat Warrier	43	Chief Manufacturing Officer

Listed below are biographical descriptions of such non-executive officers.

Dr. Brian Bernick has served as co-founder and Chief Scientific Officer of our company since October 2011 and co-founder and director of vitaMedMD, from April 2008 to October 2011. Dr. Bernick served as a director of our company from October 2011 until March 2020. Dr. Bernick previously served as our Chief Clinical Officer from November 2013 to May 2018 and as our Chief Medical Officer from February 2012 until November 2013. Dr. Bernick is a board-certified obstetrician/gynecologist with over 25 years of clinical medical experience. Dr. Bernick was the Department Chair of Obstetrics and Gynecology at Boca Raton Regional Hospital and served on that hospital’s Medical Executive Board

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as well as the Board of Directors of the Palm Beach Medical Society and VitalMD Group Holding, LLC, one of the largest physician-owned and physician-managed medical groups in Florida. Dr. Bernick has served on the American College of Obstetricians and Gynecologists’ (ACOG) national committee on Professional Liability. Dr. Bernick is the recipient of several national and regional awards, including recognition by his peers as one of the top doctor’s in his specialty by Castle Connolly as well as the recipient of the American Medical Association Foundation’s Leadership Award. Dr. Bernick has over 100 peer-reviewed publications and presentations of original research at medical conferences. Dr. Bernick is responsible for numerous U.S. and foreign patents focusing on drug therapies and analysis. Dr. Bernick is an affiliate associate professor of obstetrics and gynecology at Florida Atlantic University College of Medicine. Dr. Bernick holds a B.A. in Economics from Northwestern University, received his Doctorate in Medicine from the Chicago Medical School, and completed his residency at the University of Pennsylvania.

Dawn Halkuff has served as Chief Commercial Officer of our company since October 2016. Prior to that, Ms. Halkuff held numerous senior level positions over 20 years of commercial and marketing experience. Ms. Halkuff was previously at Pfizer, Inc. [NYSE: PFE], where she held various leadership roles in women’s health from 2010 to 2016. Most recently, Ms. Halkuff was Senior Vice President of the Pfizer Consumer Healthcare Wellness Organization and a member of the Consumer Global Leadership Team. Prior to that, Ms. Halkuff was the commercial lead for sales and marketing of the Pfizer Women’s Health Division, focusing on the company’s reinvestment in hormone therapy treatment, including Premarin Vaginal Cream® and oral hot flash treatments. From 2005 to 2010, Ms. Halkuff was Head of Global Innovation at Weight Watchers International [NYSE: WTW], where she created new weight-loss products, services, and solutions for women worldwide. Ms. Halkuff currently serves as a member of the board of directors of Society of Women’s Health Research and Xeris Pharmaceuticals, Inc. [NASDAQ: XERS]. Ms. Halkuff holds a B.A. in Psychology from University of Connecticut and an M.B.A. from Pennsylvania State University.

John Knighton has served as Chief Compliance Officer of our company since March 2018. Mr. Knighton directly reports to the General Counsel and also reports in specific instances to the Chief Executive Officer and the Chair of the Audit Committee of our Board of Directors. Mr. Knighton previously served as Head of Global Compliance at Orexigen Therapeutics from 2016 to 2018 and as Chief Compliance Officer at MicroPort Orthopedics from 2014 to 2016. From 2010 to 2013, Mr. Knighton served in senior compliance roles of increasing responsibility at Wright Medical Technology, holding the titles of Director of Compliance, Sr. Director of Compliance Operations and Interim Chief Compliance Officer. From 2007 to 2010, Mr. Knighton served as Director at King Pharmaceuticals (2007-2010). Earlier in his career, Mr. Knighton served in Life Science Legal and Compliance positions at Solvay Pharmaceuticals and as a Consultant on the Life Science Compliance team at Ernst and Young, LLP. Mr. Knighton has designed and implemented multiple compliance programs in complex situations and has also conducted a number of business development diligence, audit and investigation projects related to complex matters facing global life science companies. Mr. Knighton received his BS in Accountancy from Villanova University and his Doctor of Law from Emory University School of Law. He is a member of the State Bar of Georgia.

Mitchell L. Krassan has served as Chief Strategy & Performance Officer of our company since October 2011. From April 2010 to October 2011, Mr. Krassan served as Chief Strategy and Performance Officer of VitaMed. From September 2010 to June 2011, Mr. Krassan serves as our Chief Financial Officer. Mr. Krassan was a partner with EquiMark Limited, a private investment partnership, from 1997 to 2010. From November 1994 to July 1997, Mr. Krassan served as Chief Financial Officer and Chief Operating Officer of The Reich Group/Telespectrum Worldwide, a fully integrated direct marketing firm that provided clients expertise in market research and analysis, strategic planning, marketing, creative, and production services, telemarketing and database development. Mr. Krassan earned a B.S. in Accounting from the University of Maryland, received his certification as a CPA in the state of Maryland, and earned his M.B.A. in Management from New York University.

Adam Miller has served as Chief Information Officer of our company since March 2018. Mr. Miller has more than 16 years of experience in the information technology field, including more than 13 years

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specifically in healthcare IT. Prior to becoming CIO, Mr. Miller served as Vice President of Information Technology at TherapeuticsMD and has led our information technology department since May 2011. Mr. Miller has been responsible for all aspects of IT including governance and planning, IT solutions management and development, infrastructure, security, and operations. Before joining TherapeuticsMD, Mr. Miller was a consultant for Quilogy, a healthcare-focused Microsoft Gold Partner consulting firm. While at Quilogy, Mr. Miller spent time on projects for Kindred Healthcare, the University of Kentucky, and Microsoft filling various roles in project management, development, business analysis, administration, and training. Mr. Miller has also held various IT-related roles with Healthcare Recoveries, Louisville Gas & Electric, and Brown-Forman. Mr. Miller holds a B.S.B.A. in Computer Information Systems with a Concentration in Information Security from the University of Louisville’s College of Business. He is also an active member in the South Florida information technology community.

Dr. Sebastian Mirkin has served as Chief Medical Officer of our company since November 2013. Dr. Mirkin has more than 20 years of experience and leadership in clinical development and medical affairs in women’s health in global pharmaceutical companies. From October 2009 to November 2013, Dr. Sebastian was Clinical Lead and Global Clinical Lead of Women’s Health, Clinical Research at Pfizer. From October 2005 to October 2009, he was Director and Senior Director, Clinical Research, Women’s Health at Wyeth, and from October 2004 to October 2005 he was Global Lead Medical Services, Women’s Health at Organon. Dr. Mirkin oversaw the development and successful marketing authorization of several novel medicines in the United States, Europe, and Japan. Dr. Mirkin holds a Doctor in Medicine degree from National University, Argentina. Trained in Obstetrics/Gynecology, Dr. Mirkin completed his fellowship in Reproductive Medicine at The Jones Institute of Reproductive Medicine in Norfolk, Virginia.

Bharat Warrier has served as Chief Manufacturing Officer of our company since December 2018. Mr. Warrier previously served as our Vice President of Manufacturing and Product Development from January 2017 to December 2018, our Senior Director of Manufacturing and Product Development from January 2016 to January 2017 and our Director of Technical Operations from December 2014 to January 2016. He has been the functional lead on several FDA submissions while also spearheading the scale-up and commercial manufacturing of products—both in-house and at contract manufacturing facilities. Prior to joining TherapeuticsMD, Mr. Warrier held positions at Valeant Pharmaceuticals, Medicis Pharmaceuticals, Novartis Consumer Health, and Morton Grove Pharmaceuticals. He has more than 15 years of pharmaceutical experience in the areas of manufacturing, technical services, formulation, and process development. Mr. Warrier earned a Bachelor of Pharmacy degree from Sri Ramachandra University, India, an M.S. degree in Pharmaceutical Sciences from the University of Missouri—Kansas City, and a Master’s Certificate in Regulatory Affairs and Quality Assurance from Purdue University.

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CORPORATE GOVERNANCE

Director Independence

Since October 9, 2017, our common stock has been listed on the Nasdaq Global Select Market of the Nasdaq Stock Market LLC, or Nasdaq, under the symbol “TXMD.” From April 23, 2013 to October 6, 2017, our common stock was listed on the NYSE American under the symbol “TXMD.” Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors.

Our Board of Directors has affirmatively determined, after considering all the relevant facts and circumstances, that each of Dr. Naughton, Ms. Ling and Messrs. Thompson, Bisaro, Carroll, Collins, Musing and Russell, is an independent director, that Mr. Nicholas Segal was an independent director prior to his resignation in March 2020, and that Jane F. Barlow, M.D., M.B.A, M.P.H. and Robert V. LaPenta, Jr. were independent directors prior to their resignations in April 2020, as “independence” is defined under the applicable rules and regulations of the SEC and the listing standards of Nasdaq, and does not have a relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us) that would interfere with their exercise of independent judgment in carrying out their responsibilities as directors. Accordingly, a majority of our directors are independent, as required under the applicable Nasdaq rules. Mr. Finizio, our Chief Executive Officer, is not considered an independent director because of his executive position with our company. Likewise, Mr. Milligan and Dr. Bernick were not considered independent directors prior to their resignations in March 2020 because of their executive position and other employment relationship, respectively, with our company. There are no family relationships among any of our directors or officers.

Committee Charters, Corporate Governance, and Code of Ethics

Our Board of Directors has adopted charters for the Audit, Compensation, and Nominating and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by our Board of Directors. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Conduct and Ethics, and a Code of Ethics for the Chief Executive Officer and senior financial officers of our company, including our Chief Financial Officer and principal accounting officer. We post on our website, at www.therapeuticsmd.com, the charters of our Audit, Compensation, and Nominating and Corporate Governance Committees; our Corporate Governance Guidelines, Code of Conduct and Ethics, and Code of Ethics for the Chief Executive Officer and senior financial officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by the SEC or Nasdaq. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

Executive Sessions

We regularly schedule executive sessions in which non-employee directors will meet without the presence or participation of management, with at least one of such sessions including only independent directors. Mr. Thompson, as the Chairman of our Board of Directors, chairs the executive sessions.

Board Committees

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each consisting entirely of independent directors.

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Audit Committee
Members Angus C. Russell (Chair) Paul M. Bisaro Cooper C. Collins

The purpose of the Audit Committee is to oversee our financial and reporting processes and the audits of our financial statements and to provide assistance to our Board of Directors with respect to its oversight of the integrity of our financial statements, our company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of our independent registered public accountant. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our accounting and financial reporting process and audits of our financial statements on behalf of our Board of Directors. The Audit Committee also selects the independent registered public accountant to conduct the annual audit of our financial statements; reviews the proposed scope of such audit; reviews accounting and financial controls with the independent registered public accountant and our financial accounting staff; and reviews and approves any transactions between us and our directors, officers, and their affiliates.

The Audit Committee currently consists of Messrs. Bisaro, Collins and Russell, each an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC. Mr. LaPenta, Jr. served as the Chairman of the Audit Committee in 2020 prior to his resignation from our Board of Directors in April 2020 and was an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC. Mr. Russell has served as Chairman of the Audit Committee since April 2020. Our Board of Directors has determined that Messrs. Bisaro and Russell (each of whose background is detailed above) each qualify as an “audit committee financial expert”, and that Mr. LaPenta, Jr. qualified as an “audit committee financial expert”, in accordance with applicable rules and regulations of the SEC.

Compensation Committee
Members Jules A. Musing (Chair) Cooper C. Collins J. Martin Carroll Karen L. Ling	The purpose of the Compensation Committee includes, among other things, determining, or recommending to our Board of Directors for determination, the compensation of our Chief Executive Officer, other executive officers and directors, discharging the responsibilities of our Board of Directors relating to our compensation programs and producing an annual compensation committee report on executive compensation for inclusion in this proxy statement. Pursuant to its charter, the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The Compensation Committee currently consists of Ms. Ling and Messrs. Collins, Musing and Carroll, with Mr. Musing serving as Chairman, each an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC. Dr. Barlow served as a member of the Compensation Committee in 2020 until her resignation from our Board of Directors in April 2020, and was an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC. Mr. Thompson served as a member of the Compensation Committee in 2020 until June 2020.

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Nominating and Corporate Governance Committee
Members J. Martin Carroll (Chair) Tommy G. Thompson Gail K. Naughton, Ph.D.

The purpose of the Nominating and Corporate Governance Committee includes the selection or recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluations of our Board of Directors and management, and the development and recommendation to our Board of Directors of a set of Corporate Governance Guidelines applicable to us.

Our Nominating and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the information required by the rules adopted by the SEC is submitted in writing in a timely manner addressed and delivered to our corporate secretary at the address of our executive offices set forth in this proxy statement. Our bylaws, as amended, require that, subject to certain exceptions, a stockholder provide information regarding a director nomination to us no earlier than the 120th day and no later than the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders and update and supplement such information.

The Nominating and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors.

All nominees for election to our Board of Directors at our Annual Meeting of Stockholders are current directors of our company.

The current members of the Nominating and Corporate Governance Committee are Dr. Naughton and Messrs. Thompson and Carroll, each an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC. Mr. Carroll serves as Chairman. Mr. LaPenta, Jr. served as a member of the Nominating and Corporate Governance Committee in 2020 until his resignation from our Board of Directors in April 2020, and was an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC. Mr. Musing served as a member of the Nominating and Corporate Governance Committee in 2020 until June 2020.

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Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

BOARD OF DIRECTORS

Our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, cybersecurity and information technology, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC as well as risks relating to various specific developments, such as debt and equity issuances and product introductions.

The committees of our Board of Directors assist our Board of Directors in fulfilling its oversight role in certain areas of risks.

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

The Audit Committee oversees the financial and reporting processes of our company and the audit of the financial statements of our company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualification and independence, and the performance of our independent auditor. The Audit Committee also receives reports from our Chief Compliance Officer regarding our compliance program and our Chief Information Officer regarding our cybersecurity and information technology programs.

	The Compensation Committee considers the risks that our compensation policies and practices may have in attracting, retaining, and motivating valued employees and endeavors to assure that it is not reasonably likely that our compensation plans and policies would create undue risk or have a material adverse effect on our company.	Our Nominating and Corporate Governance Committee oversees governance-related risks, such as director independence, conflicts of interests, and management succession planning. In addition, our Chief Compliance Officer reports in specific instances to the Chair of the Audit Committee. This division of responsibilities is the most effective approach for addressing the risks facing the company, and the company’s Board leadership structure supports this approach.

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience and leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis prohibited by law. The assessment of directors is made in the context of the perceived needs of our Board of Directors from time to time.

All of our directors have held high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all of our directors are individuals of high

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character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each director’s background sets forth above indicates the specific experience, qualifications, and skills necessary to conclude that each individual should continue to serve as a director of our company.

Board Leadership Structure

We believe that effective board leadership structure depends on the experience, skills, and personal interaction among persons in leadership roles as well as the needs of our company at any point in time. We currently maintain separate roles between the Chief Executive Officer and Chairman of the Board of Directors in recognition of the differences between the two responsibilities. Our Chief Executive Officer is responsible for setting our strategic direction and day-to-day leadership and performance of our company. The Chairman of the Board of Directors provides input to the Chief Executive Officer, sets the agenda for board meetings, and presides over meetings of the full Board of Directors as well as executive sessions of our Board of Directors. Our Board of Directors believes that our current leadership structure provides the most effective leadership model for our company, as it promotes balance between the Board of Directors’ independent authority to oversee our business and the Chief Executive Officer and his management team, which manage the business on a day-to-day basis.

Compensation Committee Interlocks and Insider Participation

During our fiscal year ended December 31, 2020, Ms. Ling and Messrs. Collins, Musing, and Carroll served as members of the Compensation Committee. Dr. Barlow served as a member of the Compensation Committee until her resignation as a member of the Board of Directors in April 2020 and Mr. Thompson served as a member of the Compensation Committee in 2020 through June 2020.

None of Ms. Ling, Dr. Barlow or Messrs. Collins, Musing, Carroll or Thompson have been at any time one of our officers or employees or had any relationship with us that requires disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

During the fiscal year ended December 31, 2020, none of our executive officers served on the compensation committee or board of directors of any entity whose executive officers serve as a member of our Board of Directors or Compensation Committee.

Compensation Recovery Policy

Currently, we have not implemented a policy regarding retroactive adjustments to any cash or stock-based incentive compensation paid to our executive officers and other employees where the payments were predicated upon the achievement of financial results that were subsequently the subject of a financial restatement. We intend to adopt a general compensation recovery, or clawback, policy covering our annual and long-term incentive award plans and arrangements after the SEC adopts final rules implementing the requirement of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”).

Anti-Hedging and Anti-Pledging Policy

In April 2020, the Board of Directors amended the company’s Code of Conduct and Ethics to include a policy regarding hedging and pledging transactions. Pursuant to the policy, directors, officers, and employees are prohibited from: (1) directly or indirectly engaging in any hedging transactions with respect to any directly or indirectly owned securities of the company, which includes the purchase of any financial instrument (including puts, calls, equity swaps, forward contracts, collars , exchange funds or other derivative securities) on an exchange or in any other market in order to hedge or offset any decrease in the market value of such securities; (2) engaging in short sale transactions or forward sale transactions or any short-term or speculative transactions in the company’s securities or in other transactions in the company’s securities that may lead to inadvertent violations of insider trading

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laws; and (3) pledging securities of the company as collateral for a loan or otherwise using securities of the company to secure a debt, including through the use of traditional margin accounts with a broker.

Board and Committee Meetings

Our Board of Directors held a total of six meetings during the fiscal year ended December 31, 2020. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings held by all committees of our Board of Directors on which such director was a member.

During the fiscal year ended December 31, 2020, the Audit Committee held five meetings, the Compensation Committee held eight meetings and the Nominating and Corporate Governance Committee held four meetings.

Annual Meeting Attendance

We encourage our directors to attend each annual meeting of stockholders. All of our directors virtually attended the annual meeting of stockholders last year.

Communications with Directors

Stockholders may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to our Board of Directors of TherapeuticsMD, Inc. at the address set forth in this proxy statement c/o any specified individual director or directors. Any such letters are forwarded to the indicated directors. In addition, at the request of the Board of Directors, communications that do not directly relate to our Board of Directors’ duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, “spam,” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.

ESG Overview

Our mission is to advance women’s health and to raise awareness of women’s unique healthcare needs and challenges. We are committed to ensuring access to care and to serving patients in underserved and underrepresented communities. We strive to operate in an ethical manner and to uphold high standards of sustainability.

24	2021 PROXY STATEMENT

During board meetings in 2020, TherapeuticsMD’s Chairman and Board of Directors have made ESG a more prominent issue and instructed the company to expand efforts in these areas, in addition to the advances already made through the end of 2020. The following is a summary of our ESG efforts through the end of 2020:

Environmental	Social	Governance

• We recently moved our headquarters to a new, more energy efficient location.

• We in-licensed ANNOVERA, in part, because as compared to other contraceptive rings, ANNOVERA reduces plastic trash by 92% by eliminating disposal of 12 rings annually.

• IMVEXXY was designed to eliminate the need for a plastic applicator, which avoids disposal of over one hundred plastic applicators per patient annually.

• As part of our mission to improve the quality of life for women, we have contracted with Title X providers to improve contraceptive access for women.

• We also provide co-pay cards for women to provide pricing relief for women in need of our products.

• We are committed to a diverse workforce: 64% of our workforce are women, and 44% of our workforce identifies as a minority (either by race or ethnicity).

• Our Board of Directors meets Nasdaq’s proposed diversity requirements of at least one woman and one under-represented minority on our Board of Directors.

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COMPENSATION DISCUSSION AND ANALYSIS

Background

Our Board of Directors has appointed a Compensation Committee, consisting of independent members of our Board of Directors, to review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, or CEO, evaluate the performance of our CEO on achieving those goals and objectives, and determine or recommend to our Board of Directors the compensation of our CEO based on this evaluation. The Compensation Committee also recommends to our Board of Directors, or as directed by our Board of Directors, determines and approves, the compensation of our other executive officers. The Compensation Committee makes every effort to ensure our executive compensation program is consistent with our values and is aligned with our business strategy and corporate goals.

For 2020, our named executive officers, or NEOs, were:

Robert G. Finizio Chief Executive Officer	John C.K. Milligan, IV President and Secretary	Edward Borkowski Executive Vice President

As a smaller reporting company, the rules of the U.S. Securities and Exchange Commission permit us to report only three NEOs and to omit the Compensation Discussion and Analysis section. However, we have chosen to provide this Compensation Discussion and Analysis to provide more information about our compensation program to our stockholders. Each of the NEOs’ pay outcomes are discussed below in the context of our executive pay philosophy and the achievement of key goals and objectives.

Executive Pay Philosophy

We maintain a pay for performance philosophy driven by a pay mix emphasizing variable and performance-based pay tied to corporate performance results and our stock price. We believe this philosophy supports our company’s business strategy of developing and commercializing innovative new products targeted exclusively for women to the benefit of our company’s current stockholders and future customers.

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The three core elements of our executive compensation program each serve a different purpose:

Salary	We set salaries at a level designed to attract and retain the key executives needed to drive our business forward.

Annual Incentive Compensation	Annual incentive compensation is designed to motivate our executives to achieve our annual drug development and commercialization goals and objectives.

Stock-Based Awards

Stock-based awards, which have historically taken the form of stock options and now take the form of restricted stock, restricted stock units and performance stock units, are designed to align our executive and stockholder interests by providing the opportunity for our executives to earn rewards based on the creation of stockholder value through increases in our share price as driven by the success of our long-term business strategies.

We discuss below our performance outcomes and related compensation decisions for 2020.

Executive Summary

2020 Performance

After the U.S. Food and Drug Administration, or FDA, approval in 2018 of our products IMVEXXY®, BIJUVA®, and ANNOVERA® and the expansion of our commercial operations, 2020 marked the second full year in which we transitioned the primary focus of our corporate performance goals and objectives to a balance of growth- and earnings-related financial metrics with strategic milestones. 2020 was an important milestone for the company. With the launch of ANNOVERA in the midst of the COVID-19 pandemic, the company now had three major products on the market. The COVID-19 pandemic, however, greatly affected the company’s performance throughout most of 2020, including causing us to pause the launch of ANNOVERA from March to July, as we further discuss below.

2020 Pay Decisions

During 2020, we maintained a disciplined executive compensation program designed with the intent of providing incentives necessary to retaining key employees to avoid further disruption to the company’s objectives and programs in 2020. The executive compensation program included the following:

•	No Salary Increases: Maintained NEO salaries at 2019 levels (which were kept constant with 2017 and 2018 levels), which are below market competitive levels.

•	No change to Target Annual Incentives: No changes in annual incentive target levels from 2019 target levels.

•

Target Annual Incentive Payout: Paid annual incentives at 100% of target to our NEOs for the achievement of our target 2020 financial metric and strategic-milestone-based objectives which were necessarily affected by the COVID-19 pandemic and the unprecedented market conditions, plus executing on the company’s COVID -19 contingency plan that identified several factors needed for success, including retaining our employee base, particularly our key employees; reducing our operating expenses and cash burn; and leveraging platforms designed to increase access to our products for women (especially in light of the July launch of ANNOVERA).

•	Below Market Equity Awards Grants: Made annual equity awards to our NEOs in the form of restricted stock units at levels below market competitive levels.

•

Modest Overall Total Compensation: Compared to peers, the total compensation for our NEOs is modest, with lower than median salaries and equity grants, coupled with a slightly higher than average bonus payout to maintain short-term performance incentives and focus during the COVID-19 pandemic.

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The Compensation Committee will continue to monitor our executive compensation program and consider further changes as our business continues to evolve in the future, including the continued focus on more financial metrics in our annual incentive plan as we expand our commercial operations. The Compensation Committee anticipates the annual incentive plan transition will take place over the next several years as we move through a process of fully commercializing each of our approved pharmaceutical products.

Results of Say-on-Pay Vote

Since we conducted our first stockholder advisory vote on the compensation of our NEOs (commonly referred to as a “say-on-pay” vote) in August 2013, we have had overwhelming support from our stockholders, achieving more than 90% support in each of the six annual votes from 2013 through 2019 and over 86% support in 2020.

Consequently, the Compensation Committee and our Board of Directors have not made significant changes to our executive compensation program, or their decision-making process, in recent years as a result of the stockholder say-on-pay vote. However, as noted, the Compensation Committee has taken steps to refocus our executive compensation incentive programs to be more financially oriented as we complete the transition from a drug development company to a company undertaking the commercialization of its FDA-approved pharmaceutical products. The Compensation Committee will consider the results of future say-on-pay votes as our compensation philosophy continues to evolve and compensation decisions are made each year.

Role of the Compensation Committee and Chief Executive Officer

The Compensation Committee determines, or recommends to our Board of Directors for determination, the compensation of our CEO and our other executive officers. At least annually, the Compensation Committee evaluates the performance of our CEO and determines, or recommends to our Board of Directors for determination, the compensation for our CEO in the context of the accomplishment of the goals and objectives of our executive compensation program for the year. The Compensation Committee and our Board of Directors, together with our CEO, annually assess the performance of our other NEOs. Based on the determinations of the Compensation Committee and our Board of Directors after receiving recommendations from our CEO, when applicable, the Compensation Committee and our Board of Directors determine the compensation for our other NEOs. The Compensation Committee may also receive input from independent compensation consultants that it may engage from time to time.

At the request of the Compensation Committee, our CEO generally attends a portion of some of our Compensation Committee meetings. This enables the Compensation Committee to review the corporate and individual goals the CEO regards as important to achieve our overall success. The Compensation Committee also requests the CEO to assess the performance against the goals and objectives for our other NEOs. The Compensation Committee makes all decisions regarding individual and corporate goals and objectives. Our CEO does not attend any portion of meetings at which his own compensation is determined.

Compensation Surveys and Compensation Consultants

The Compensation Committee periodically reviews compensation data representative of similar companies to determine appropriate compensation levels the Compensation Committee believes will enable us to attract executives from other companies and to retain and motivate our executives. The Compensation Committee uses peer group information and broader life sciences industry survey data as frames of reference but does not specifically benchmark or target our compensation levels against any desired targeted level of competitiveness.

From time to time, we retain the services of independent compensation consultants to review a wide variety of factors relevant to executive compensation, trends in executive compensation, and the

28	2021 PROXY STATEMENT

identification of relevant peer companies. When engaged by the Compensation Committee, our compensation consultants report directly to the Compensation Committee and the Compensation Committee makes all determinations regarding the engagement, fees, and services of our compensation consultants.

During 2019, the Compensation Committee retained PayGovernance LLC, or PayGovernance, as its independent compensation consultant to provide executive compensation services to the Compensation Committee, primarily for compensation decisions related to 2020. PayGovernance analyzed and proposed changes to our company’s peer group, provided information with respect to market competitive pay levels for executives and outside directors, and assisted the Compensation Committee with the refocus of our executive compensation program discussed above in the Executive Summary.

In September 2020, the Compensation Committee retained Meridian Compensation Partners, LLC, or Meridian, as its new independent compensation consultant, primarily for compensation decisions related to 2020 and to assist the Compensation Committee in the development of the stock option exchange program and amendment to the 2019 Stock Incentive Plan included as Proposals Three and Four in this proxy statement.

In accordance with the requirements of applicable SEC rules and the listing standards of Nasdaq, the Compensation Committee has reviewed the independence of both PayGovernance and Meridian and has determined that both PayGovernance and Meridian meet the independence criteria established under such rules and listing standards.

Compensation Elements

Salary

Salaries for NEOs are established based on an executive’s position, responsibilities, skills, and experience. In determining salaries, we account for individual performance and contributions, future potential, competitive salary levels for comparable positions at other companies, salary levels relative to other positions within our company, and corporate needs. The evaluation of the Compensation Committee and our Board of Directors of the foregoing factors is subjective, and the Compensation Committee and our Board of Directors do not assign a particular weight to any factor. Salaries represent a minority of our NEOs’ total compensation opportunity in furtherance of our pay-for-performance philosophy, which places greater emphasis on the combined value of our annual incentives and stock-based awards.

Annual Incentive Compensation

Annual incentive compensation reflects our pay-for-performance philosophy. We generally adhere to the following process in determining annual incentive compensation:

•

Our Board of Directors approves our annual operating plan, which forms the basis for the corporate performance measures and individual performance goals and objectives for our annual performance-based incentive compensation.

•	The Compensation Committee reviews and sets the framework for the annual performance-based incentive compensation for the year, including:

•	Confirming the plan participants;

•	Establishing a target annual incentive opportunity for each participating NEO; and

•

Reviewing the corporate performance measures for the fiscal year. In 2020, it was determined that, given the COVID-19 pandemic, focus on the corporate performance measures were paramount and the application of individual performance objectives was suspended in 2020.

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We may establish objective performance criteria when setting performance goals for the incentive compensation program for a particular year or may use subjective factors, or a combination of these factors. These performance criteria may include a wide range of factors, including:

•	Reaching sales goals for our FDA-approved products;

•	Increasing cash flows, earnings from operations, or other financial metrics;

•	Product launches;

•	Licensing agreements; and

•	Pre-natal vitamins sales.

The performance criteria may vary on a year-to-year and executive-by-executive basis depending on the goals then deemed important for our company and the executive officer and may be established for all or a portion of a year or for multiple years. We attempt to set each of our performance goals at a level that can be realistically achieved but is challenging and consistent with achieving the desired corporate goal. In establishing performance goals, the Compensation Committee and our Board of Directors also may take into consideration prevailing as well as expected future economic conditions affecting our company’s business and industry. As noted above, we anticipate the annual incentive plan performance goals and objectives will continue to transition toward sales goals and increasing cash flow and earnings as we continue the process of commercializing our FDA-approved pharmaceutical products.

Stock-Based Awards

We strongly believe in using our common stock to tie executive rewards directly to our long-term success and increases in stockholder value. Grants of stock-based awards to our NEOs ensures strong and significant alignment with our stockholders. We have no ongoing policy for allocating among different types of stock-based awards and maintain the flexibility to grant each type of stock-based award. Among other factors, the amount and type of stock-based awards granted to our NEOs account for awards previously granted and the equity held by each individual NEO. While we have the flexibility to grant each type of stock award, we traditionally used stock options during the development stage of our products, but have transitioned to predominantly using a combination of time-based and performance-based restricted stock units beginning with our 2020 grants.

Stock based compensation typically vests over multiple years to encourage executive retention and emphasize long-term performance and may also include specific performance metrics to be earned. Our Board of Directors typically ratifies Compensation Committee grants of stock-based awards after reviewing allocations recommended and approved by the Compensation Committee following advice from the Compensation Committee’s compensation consultant, an analysis of peer companies, specific goals to be achieved, and a wide range of other factors.

Other Benefits

NEOs are eligible to participate in benefit programs available to all full-time employees. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, as amended (the “Code”), and life insurance coverage.

Policies for the Pricing and Timing of Stock-Based Grants

Our Board of Directors sets the price of all stock-based awards at the closing price of our stock on the date of grant on Nasdaq.

Employment Agreements

Each of our NEOs is a party to an employment agreement with us, which provides for salaries, annual short-term cash-based incentive compensation, and stock option grants. The employment agreements for each of Messrs. Finizio, Milligan, and Borkowski provide for benefits in the event of certain termination situations, including changes in control of our company. These arrangements have

30	2021 PROXY STATEMENT

no effect on our ongoing compensation arrangements absent such executive termination event or change in control. See “Executive Compensation — Employment Agreements.”

Fiscal 2020 Compensation

Use of Market Data

In determining the compensation of our NEOs, we consider compensation levels of executives at similar companies and other competitive factors to enable us to attract executives from other companies and retain and motivate our executives. We periodically review compensation levels of a peer group of companies and consider broader life sciences industry pay survey data. We use peer group and other information as a point of reference, but do not benchmark or target our compensation levels to specific competitive positioning against our peer group or other competitive datapoints.

For 2020 pay change considerations, PayGovernance developed a group of 19 similarly situated life science companies. This 2020 peer group was used by the Compensation Committee and our Board of Directors when establishing our 2020 executive compensation program for our NEOs, along with information from the Radford Global Life Sciences Survey. The 2020 Peer Group consisted of the following companies:

• Aerie Pharmaceuticals, Inc.

• AMAG Pharmaceuticals, Inc.

• Corcept Therapeutics Inc.

• Cytokinetics, Incorporated

• Demira, Inc.

• Epizyme, Inc.

• Halozyme Therapeutics, Inc.

• Insmed Incorporated

• Ironwood Pharmaceuticals, Inc

• Karyopharm Therapeutics, Inc.

• Lexicon Pharmaceuticals, Inc.

• Omeros Corporation

• Potorola Pharmaceuticals, Inc.

• PTC Therapeutics, Inc.

• Radius Health, Inc.

• Retrophin, Inc.

• Stemline Pharmaceuticals, Inc.

• Supernus Pharmaceuticals, Inc.

• Theravance Biopharma, Inc.

The 2020 peer group was based on the following criteria:

Industry: Companies competing in the biotech and pharmaceutical industries with further focus on women’s health companies.

Phase of Development: Mix of commercial and near commercialization stage, reflecting our increasing progress toward commercializing our FDA-approved pharmaceutical products.

Market Capitalization: Companies with a market capitalization between $329 million and $2.5 billion with a median market capitalization of $1.0 billion.

Number of Employees: Companies with between 96 and 515 employees, with a median number of employees of 332.

The 2020 peer group development process started by removing six companies from the 2019 peer group primarily due to the fact that they were pre-commercial companies and no longer reflected our increasing progress towards commercialization (Arena Pharmaceuticals, Blueprint Medicines, Deciphera Pharmaceuticals, Dynavax Technologies, ImmunoGen, and MacroGenics, Inc.), removing two companies no longer as relevant for our executive pay benchmarking purposes following merger and acquisition activity (Array BioPharma and Spark Therapeutics, Inc.), and removing two companies that had market caps below and above the desired range (Acorda Therapeutics, Inc. and Amarin Corporation plc, respectively).

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We added the following eight companies, all of which met the majority of our criteria as set forth above:

• Cytokinetics, Incorporated • Demira, Inc. • Insmed Incorporated • Portola Pharmaceuticals, Inc.	• PTC Therapeutics, Inc. • Radius Health, Inc. • Retrophin, Inc. • Stemline Pharmaceuticals, Inc.

Salary

Our NEOs received salaries for 2020 in accordance with their respective 2020 compensation plans as recommended by the Compensation Committee and approved by our Board of Directors. As is our practice, we set salaries for our NEOs at the beginning of the year as follows:

Executive Officer	Annualized Fiscal 2019 Salary	Annualized Fiscal 2020 Salary	% Increase
Robert G. Finizio	$600,000	$600,000	0%
John C.K. Milligan, IV	$450,000	$450,000	0%
Edward Borkowski	N/A	$430,000	N/A

During 2020, the salaries of Messrs. Finizio and Milligan remained the same as their respective 2019, 2018 and 2017 salaries. Mr. Borkowski became Executive Vice President, Operations, effective January 1, 2020.

Annual Performance-Based Incentive Plan

We use annual performance-based incentive compensation to motivate our NEOs to achieve our annual objectives as set forth in our Board-approved annual operating plan, while making progress towards and supporting our longer-term strategic goals. Historically, the Compensation Committee and our Board of Directors also established individual performance objectives for each of our NEOs. However, given the unprecedented challenges resulting from the COVID-19 pandemic, the Compensation Committee and Board of Directors determined that the full and complete alignment of the executive team was needed to achieve the 2020 corporate performance measures; thus, we suspended the application of the individual performance goals for 2020. The payment of 2020 annual incentives is based upon the achievement of one or more corporate performance objectives.

Our annual cash incentive plan is tied to important short-term business goals as an incentive to attract and retain high quality personnel, as well as motivate our employee base to achieve annual goals. Annual cash bonuses for our NEOs are targeted at a percentage of their base salaries, with actual payouts determined by the Compensation Committee, with consultation with the Chief Executive Officer for our other NEOs, based on their collective evaluation of 2020 company performance. In 2020, our annual cash incentive also served a secondary objective, which was to incentivize and retain the company’s management in the face of significant COVID-19 headwinds.

Corporate Performance Measures

For fiscal 2020, the Compensation Committee and our Board of Directors selected several components to measure performance that they believed best supported our annual operating plan and enhanced long-term value creation. As determined by the Compensation Committee and our Board of Directors, our NEOs were eligible to receive annual incentive compensation based on specific corporate performance measures for fiscal 2020. The Compensation Committee and our Board of Directors set these target levels to be aggressive, yet achievable, with diligent effort during 2020.

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The 2020 annual operating plan approved by our Board of Directors at the end of 2019 anticipated significant sales growth of our FDA-approved products during the year, with a launch of ANNOVERA early in the year and continued sales momentum generated from our menopause products, IMVEXXY and BIJUVA. However, beginning in March 2020 the COVID-19 pandemic and related shutdowns significantly affected our business and the sales projections included in our 2020 annual operating plan, primarily due to our sales force having limited access to healthcare professionals and our patients deferring visits to healthcare professionals in certain areas due to stay at home, quarantine and social distancing orders, and closures and restrictions on travel. The COVID-19 pandemic continued to affect sales of all of our products through the fourth quarter of 2020.

We developed a comprehensive COVID-19 contingency plan designed to preserve the value of our investments in our sales and marketing infrastructure, protect our balance sheet during this period of market disruption, and meet the needs of our patients and prescribers. This contingency plan was designed to monitor the COVID-19 pandemic and adapt to the length of time that COVID-19 may impact our business. It was developed with the intention to conserve our financial resources during the COVID-19 pandemic. As part of this plan, among other things, we paused the planned full commercial launch of ANNOVERA in March 2020 and suspended marketing spend for IMVEXXY and BIJUVA. We reinitiated the full commercial launch of ANNOVERA in July 2020, when we observed that access to healthcare professionals had started to improve. While we currently believe that our COVID-19 contingency plan has the ability to mitigate the effect of the COVID-19 pandemic on our business, the severity of the impact of the COVID-19 pandemic on our business will depend on a number of factors, including, but not limited to, the duration and severity of the pandemic, the effectiveness of, and ability to widely distribute, the COVID-19 vaccine, the duration of stay-at-home, quarantine, and social distancing orders, the ability of our sales force to access healthcare professionals to promote our products, increases in unemployment (which could reduce access to commercial health insurance for our patients, thus limiting payer coverage for our products) and the impact of the pandemic on our global supply chain, all of which are uncertain and cannot be predicted.

Notwithstanding the significant, unpredictable, and unprecedented effect that the COVID-19 pandemic had on the economy and our company, as part of our COVID-19 contingency plan we identified a variety of factors that we needed to address to successfully weather the COVID-19 pandemic, including:

1.

Retaining our employee base, particularly our key employees. Our ability to compete in the highly competitive pharmaceutical industry depends in large part on our ability to attract and retain highly qualified managerial, scientific, and medical personnel. Many employees in our company are experienced pharmaceutical industry specialists and the only individual performing their respective specific roles, which increases the importance of continuing to incentivize those employees. The loss of the services of any of our executive officers or other key employees could potentially harm our business, operating results, and financial condition.

2.

Reducing our operating expenses and cash burn. We reduced our operating expenses at the beginning of COVID-19 pandemic and continue to identify areas in which we can further reduce operating expenses in the future. These cost cuts and reductions included permanent cost savings, as well as the interim cessation of certain spending that may be restarted in future quarters. Total operating expenses for the second half of 2020, excluding non-cash items and performance-based retention incentives, met our target of $80 million. These operating expense reductions included the difficult decision to reduce our headcount by approximately 17%, and redirect our marketing spend to ANNOVERA and IMVEXXY, and deemphasize detailing of BIJUVA by our sales force. Additionally, we delayed incurring the full cost of the ANNOVERA launch in the early stages of pandemic, opting instead to incur those costs in the third quarter, when our sales representatives had better access to healthcare professionals.

3.

Leveraging platforms designed to increase access to our products for women. COVID-19 accelerated the use of telehealth, online pharmacies, and retail pharmacies utilizing home delivery options. These are areas where we rapidly developed or deepened relationships with industry leaders and emerging technology companies, well positioning ourselves to capitalize on these

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trends. For example, contraception is an important category within telehealth and since 2019 we have been working with leading online telehealth platforms that focus on directly prescribing and filling birth control to patients to expand access of ANNOVERA to patients. In addition, our vitaCare patient model assists patients in obtaining easy and convenient access to their prescriptions for products at a retail pharmacy of their choice, including via home delivery retail pharmacy options. We anticipate that home delivery pharmacy options will continue to be attractive to patients during and after the COVID-19 pandemic.

In June 2020, the Compensation Committee and our Board of Directors adopted new corporate performance measures for the 2020 annual cash incentive targets for management that were based on the ongoing market conditions of the COVID-19 pandemic and the effects of our COVID-19 contingency plan, as opposed to our original corporate performance measures, which had been rendered obsolete in the early days of the pandemic. The new corporate performance measures were designed to incentivize our NEOs to continue to execute on our COVID-19 contingency plan and work diligently to preserve the trajectory of our product launches, which the Compensation Committee and our Board of Directors believed would drive long term value for our stockholders, whereas strictly adhering to unattainable corporate performance measures would not have had an incentivizing effect on our NEOs.

2020 Corporate Performance Measures	Weighting	2020 Performance

Achieve product net revenue for 2020 of at least $62 million	40%	The company achieved 2020 product net revenue for of $62.8 million

Renegotiate quarterly minimum total product net revenue covenants in the company’s financing agreement	15%	The quarterly minimum total product net revenue covenants in our financing agreement began in the fourth quarter of 2020. These quarterly covenants had been agreed to at the commencement of the financing agreement and did not reflect the effects of the COVID-19 pandemic on our business. During the third quarter of 2020, our NEOs, under the direction of our Board of Directors, renegotiated the first five quarters of the covenant to account for the then-anticipated effects of the pandemic on our business. The company complied with the renegotiated $20 million covenant for the fourth quarter of 2020 and subsequently further negotiated the covenants through maturity of the financing agreement.

Comply with the minimum cash covenant in the company’s financing agreement	15%	Throughout fiscal 2020, the company maintained compliance with the minimum cash covenant in its financing agreement, which required a strong focus on financial discipline and operational agility by our NEOs and other senior management as the COVID-19 pandemic continued to progress and worsen at times. The company also opportunistically raised capital when necessary to support the continued launch of its FDA-approved products and negotiated a temporary reduction of the minimum cash covenant for part of the fourth quarter of 2020, before returning to its prior level at fiscal year end.

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Implement a new profit & loss tracking system for financial transparency and visibility across the company	15%	In 2020, the company completed its evolution from a research and development organization to a commercial organization. As part of this process, the company developed and implemented a new profit & loss tracking system across the organization to track performance and spending with the goal of achieving an appropriate return on investment of capital spending, including our initiatives in sales and marketing for our FDA approved products.

Meet or exceed our budgeted 2020 annual sales goal for ANNOVERA	15%

Our corporate plans for 2020 originally called for prioritizing ANNOVERA as our lead FDA-approved product and commencing the full commercial launch of the product in the first quarter of the year. Given the importance of the launch to our overall 2020 goals, the Compensation Committee decided that 15% of our executives’ bonus opportunity should be based on meeting or exceeding our budgeted 2020 annual sales goal for ANNOVERA.

At the outset of the COVID-19 pandemic, we paused the planned full commercial launch of ANNOVERA. Although our sales force continued to support ANNOVERA utilizing digital engagement tools and tactics and virtual detailing to remain engaged with prescribers, the lack of access to many healthcare professionals adversely affected our initial budgeted sales for ANNOVERA. As the pandemic continued and as we reinitiated the full commercial launch of ANNOVERA in July 2020 when access to healthcare professionals began to improve, the Audit Committee of our Board of Directors continued to refine our budgeted 2020 annual sales goal for ANNOVERA to reflect developments of the pandemic and changing access to healthcare professionals across the U.S.

Given the extraordinary circumstances of the pandemic and the constantly changing marketplace in which the company’s executives were being asked to perform, the Compensation Committee believed that it was appropriate to use the budgeted 2020 annual sales goal for ANNOVERA, as refined by the Audit Committee, as the performance metric for our NEOs.

Our 2020 ANNOVERA revenue of $19.6 million exceeded the budgeted sales goal established by the Audit Committee.

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Target Annual Incentive Opportunities

The Compensation Committee and our Board of Directors determined the target annual incentive opportunities for each of our NEOs for fiscal 2020 should be a percentage of each NEO’s salary. The target annual incentive opportunities established for each NEO for fiscal 2020 were as follows and were identical to the target annual incentive opportunities for 2020, except for Mr. Borkowski who joined our company effective January 1, 2020:

Executive Officer	Annualized Fiscal 2020 Salary	Target Annual Incentive Opportunity (as a percentage of salary)	Annualized Target Annual Incentive Opportunity (as a dollar amount)
Robert G. Finizio	$600,000	100%	$600,000
John C.K. Milligan, IV	$450,000	70%	$315,000
Edward Borkowski	$430,000	85%	$365,500

In setting the target annual incentive opportunities for our NEOs, the Compensation Committee and our Board of Directors considered several factors, including:

•	Our overall financial and operational results for the prior fiscal year;

•	The prior performance of each NEO;

•	Each NEO’s roles and responsibilities;

•	Each NEO’s individual experience and skills;

•	Competitive market practices for annual incentives; and

•	For our NEOs other than our CEO, the recommendations of our CEO.

Individual Performance Objectives

In prior years, our CEO also developed and recommended to the Compensation Committee and our Board of Directors a series of individual performance objectives for our NEOs, which he deemed to be integral to the achievement of our annual operating plan. However, for purposes of the fiscal 2020 annual performance-based incentive compensation, our CEO and the Compensation Committee determined that achieving our 2020 corporate performance measures required the aligned performance of our entire executive team and that individual performance goals were not necessary for each of our NEOs for 2020.

Fiscal 2020 Annual Incentive Decisions

The annual incentive compensation for each of our NEOs was determined based on an assessment by the Compensation Committee and our Board of Directors of success in achieving the corporate performance measures, after considering the recommendations of our CEO for NEOs other than himself.

Following fiscal 2020, the Compensation Committee determined that, based on the performance of our company and our NEOs during fiscal 2020 as described above, our NEOs met 100% of our corporate performance measures, which were revised after our original corporate performance measures were rendered obsolete in the early days of the pandemic, including successfully implementing our COVID-19 contingency plan that identified, among other things, the need to retain our employee base, particularly our key employees; reduce our operating expenses and cash burn; and leverage platforms designed to increase access to our products for women, especially in light of the launch of ANNOVERA and approved the below annual incentive payments to our NEOs for fiscal 2020.

Executive Officer	Annualized Fiscal 2020 Salary	Target Annual Incentive Opportunity (as a percentage of salary)	Total Cash Incentive Payments for Fiscal 2020	Percentage of Target Annual Incentive Opportunity
Robert G. Finizio	$600,000	100%	$600,000	100%
John C.K. Milligan, IV	$450,000	70%	$315,000	100%
Edward Borkowski	$430,000	85%	$365,000	100%

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Our original corporate performance measures were either no longer relevant or were not achievable within the context of the pandemic environment. Had we not revised our corporate performance measures, our NEOs would have not met the original, obsolete performance measures or been able to earn annual incentive payments, which would have jeopardized our ability to motivate achievement relative to our new performance priorities and align compensation with execution against these priorities.

Stock-Based Awards

As we transitioned from a research and development organization to a commercialization organization, the Compensation Committee and our Board of Directors decided to move toward an approach to grant restricted stock units and performance stock units to better align our equity compensation practices with those of our peer companies. The Compensation Committee and our Board of Directors believed that moving to such a practice would better support our company’s recruiting and retention needs for both NEOs and other executives, as well as other employees, in the context of our commercialization efforts. The following grants were made in 2020 to our NEOs:

Executive Officer	Date of Grant		Number of Restricted Stock Units Granted	Number of Performance Stock Units Granted	Number of Stock Options Granted
Robert G. Finizio	03/30/2020		475,000	475,000	—
Robert G. Finizio	11/24/2020	(1)	1	—	—
John C.K. Milligan, IV	03/30/2020		310,500	310,500	—
John C.K. Milligan, IV	11/24/2020	(1)	360,000	—	—
Edward Borkowski	01/28/2020	(1)	1,000,000	—	—
Edward Borkowski	03/30/2020		310,500	310,500	125,000

(1)

Equity award issued in connection with the entrance into amended and restated employment agreements by Messrs. Finizio and Milligan and initial employment agreement by Mr. Borkowski. The amount and mix of these awards considered factors including benchmarking information provided by our compensation consultant, internal equity, alignment with company performance priorities, a desire to foster long-term retention, and, for Mr. Borkowski, an assessment of compensation opportunities forfeited at his prior employer in order to join us.

The Compensation Committee chose to make these grants based on market data from the 2020 peer group for similar positions at similar companies. Our Chief Executive Officer requested that the Compensation Committee limit his November 2020 equity award to one share in order to make more equity available to the rest of our management team with less dilution to our stockholders.

The restricted stock units (RSUs) vest equally in three annual instalments beginning on the one year anniversary of the date of grant. The performance stock units (PSUs) vest upon our achievement of break-even of quarterly earnings before interest, taxes, depreciation and amortization (EBITDA) for a fiscal quarter no later than the quarter ending December 31, 2022, otherwise the PSUs will be forfeited. The number of PSUs listed is the base number of PSUs that may vest. The actual number of PSUs that will vest will be between zero and two times the base number of PSUs depending on when we achieve break-even of quarterly EBITDA. In accordance with the terms of our 2019 Plan, no PSUs will vest prior to the one-year anniversary of the grant date.

Each officer forfeits the unvested portion, if any, of the RSUs and PSUs if the officer’s service to our company is terminated for any reason, except as may otherwise be determined by our Board of Directors or as provided in an applicable employment agreement. For Messrs. Finizio, Milligan, and Borkowski, stock-based awards vest upon termination due to death or “disability,” termination by our company without “cause,” or resignation by the executive for “good reason” (as such terms are defined in the employment agreements).

See “Executive Compensation — Outstanding Equity Awards at Fiscal Year-End 2020” tables for further information on equity awards granted to and held by each of our NEOs.

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Severance and Change in Control Benefits

We have severance and change in control benefits for our NEOs documented in their respective employment agreements. We believe these benefits were necessary to attract our NEOs and the change in control benefits are in the best interests of our company and our stockholders because they help assure we will have the continued dedication and objectivity of our executive officers, notwithstanding the possibility or occurrence of a change in control. For further details, see “Executive Compensation — Potential Payments Upon Termination or Change in Control” below.

Tax and Accounting Considerations

Deductibility of Executive Compensation

The tax treatment of the elements of our compensation program is one factor considered in the design of the compensation program. Under Section 162(m) of the Code, the federal income tax deduction for certain types of compensation paid to certain executive officers of publicly-held companies is limited to $1.0 million per officer per fiscal year unless such compensation meets certain requirements. This limitation does not apply to certain compensation awards granted prior to November 3, 2017 that meet the transition requirements under Section 162(m) of the Code for “qualifying performance based” compensation (i.e., compensation paid only if performance meets pre-established objective goals based on performance criteria approved by stockholders). Although the Compensation Committee considers the impact of Section 162(m) of the Code as well as other tax and accounting consequences when developing and implementing our executive compensation programs, the Compensation Committee retains the flexibility to design and administer compensation programs in the best interests of our company and stockholders. In addition, due to the ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code and the transition rule thereunder, no assurances can be given that compensation intended by the Compensation Committee to satisfy the requirements for deductibility under Section 162(m) of the Code would, in fact, do so. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with our business needs. In addition, the Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Taxation of “Parachute” Payments and Deferred Compensation

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits from a change in control of a company that exceed certain prescribed limits, and the company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability they might owe as a result of the application of Sections 280G and 4999 during fiscal 2020, and we have not agreed and are not otherwise obligated to provide any executive officer with such a “gross-up” or other reimbursement.

Accounting for Stock-Based Compensation

We account for stock-based awards in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718 “Compensation—Stock Compensation,” or ASC 718. In determining stock-based awards, the Compensation Committee considers the potential expense of these awards under ASC 718 and the impact on our earnings per share.

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EXECUTIVE COMPENSATION

Fiscal Year 2020 Summary Compensation Table

The following table lists the compensation of our company’s principal executive officer, principal financial officer, and each of our two other most highly compensated executive officers who were serving as executive officers (collectively, our NEOs) on December 31, 2020, the end of our last completed fiscal year. The following information includes the dollar value of salaries, bonus awards, the number awards granted, non-equity incentive plan compensation, and certain other compensation, if any, whether paid or deferred.

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation		Total
Robert G. Finizio Chief Executive Officer	2020	$600,000	$1,524,751	$—	$600,000	$21,785	(4)	$2,746,536
	2019	$600,000	$—	$2	$600,000	$22,218	(4)	$1,222,220
John C.K. Milligan, IV President and Secretary	2020	$450,000	$1,479,105	$—	$315,000	$31,285	(5)	$2,275,390
	2019	$450,000	$—	$645,956	$315,000	$29,683	(5)	$1,440,639
Edward Borkowski Executive Vice President	2020	$430,000	$—	$3,599,967	$365,500	$81,687	(6)	$4,477,154

(1)

Represents the fair market value on the day of grant of restricted stock units and performance restricted stock units (PSUs) granted. The number of PSUs represents the maximum number of PSUs that may vest. The actual number of PSUs that will vest will be between zero and two times the base number of PSUs depending on our achievement of break-even quarterly EBITDA. For further information, see “Note 9 — Stockholders’ Equity” included in the financial statements included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2020.

(2)

The valuation methodology used to determine the fair value of the options granted during the year was the Black-Scholes-Merton option-pricing model, an acceptable model in accordance with ASC 718-10. The Black-Scholes-Merton model requires the use of several assumptions, including volatility of the stock price, the weighted average risk-free interest rate, and the weighted average expected life of the options. For further information, see “Note 9 — Stockholders’ Equity” included in the financial statements included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2020.

(3)

Amounts in this column represent the amounts earned and payable under our annual performance-based incentive plan, which were earned and payable during the indicated fiscal year but were not paid until after the end of indicated fiscal year. For a description of our 2020 performance-based incentive plan and amounts earned thereunder, see “Compensation Discussion and Analysis —Fiscal 2020 Compensation— Annual Performance-Based Incentive Plan.”

(4)	Other compensation paid to Mr. Finizio was related to employer match to 401(k) plan of $2,000 and medical benefit premiums paid by the company.

(5)	Other compensation paid to Mr. Milligan was related to employer match to 401(k) plan of $2,000, a $7,500 of car allowance, and medical benefit premiums paid by the company.

(6)	Other compensation paid to Mr. Borkowski was related to employer match to 401(k) plan of $2,000, reimbursed taxable travel expenses of $57,631, and medical benefit premiums paid by the company.

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Outstanding Equity Awards at Fiscal Year-End 2020

The following table sets forth information with respect to outstanding equity-based awards held by our NEOs at December 31, 2020.

		Option Awards

		Number of Securities Underlying Unexercised Options				Option Exercise Price	Option Expiration Date
Name	Grant Date	Exercisable		Unexercisable
Robert G. Finizio	02/27/2012	300,000		—		$2.20	02/27/2022
	04/16/2012	50,000		—		$2.55	04/16/2022
	11/30/2012	268,474		—		$3.00	11/30/2022
	12/17/2015	950,000		—		$8.92	12/17/2025
	03/15/2017	445,000		—		$6.83	03/15/2027
	03/15/2018	293,334		146,666	(1)	$5.16	03/15/2028
	08/28/2019	—		1	(2)	$2.73	08/28/2029
John C.K. Milligan, IV	02/27/2012	300,000		—		$2.20	02/27/2022
	04/16/2012	75,000		—		$2.55	04/16/2022
	11/30/2012	800,000		—		$3.00	11/30/2022
	05/02/2013	50,000		—		$2.80	05/02/2023
	01/06/2014	45,000		—		$5.05	01/06/2024
	12/17/2015	500,000		—		$8.92	12/17/2025
	03/15/2017	260,000		—		$6.83	03/15/2027
	03/15/2018	180,000		90,000	(1)	$5.16	03/15/2028
	08/28/2019	133,334		266,666	(3)	$2.73	08/28/2029
Edward Borkowski	03/30/2020			125,000	(4)	$1.07	03/30/2032

		Warrants

		Number of Securities Underlying Unexercised Warrants				Warrant Exercise Price	Warrant Expiration Date
Name	Grant Date	Exercisable		Unexercisable
Robert G. Finizio	03/06/2011	179,000		—		$0.24	03/06/2021
John C.K. Milligan, IV	03/06/2011	179,000		—		$0.24	03/06/2021

		Restricted Stock Units and Performance Stock Units

		Number of Securities Underlying Restricted Stock Units
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(5)		Restricted Stock Units Grant Date Price
Robert G. Finizio	03/30/2020	475,000	(6)	$574,750		$1.07
	03/30/2020	475,000	(7)	$574,750		$1.07
	11/24/2020	1	(8)	$1		$1.34
John C.K. Milligan, IV	03/30/2020	310,500	(6)	$375,705		$1.07
	03/30/2020	310,500	(7)	$375,705		$1.07
	11/24/2020	360,000	(9)	$435,600		$1.34
Edward Borkowski	01/28/2020	1,000,000	(10)	$1,210,000		$2.52
	03/30/2020	310,500	(7)	$375,705		$1.07
	03/30/2020	310,500	(9)	$375,705		$1.07

(1)	This amount reflects stock options that vest in March 2021.

40	2021 PROXY STATEMENT

(2)	This amount reflects stock options that vest in August 2022.

(3)	This amount reflects stock options that vest one-half annually beginning in August 2021.

(4)	This amount reflects stock options that vest one-third annually beginning in March 2021.

(5)	The amounts in this column are based on the closing price of our common stock on December 31, 2020 of $1.21.

(6)	The amount reflects restricted stock units that vest one-third annually beginning in March 2021.

(7)

The amount reflects the maximum number of performance stock units (“PSU”) that may vest. The actual number of PSUs that will vest will be between zero and two times the base number of PSUs depending on the company’s achievement of break-even quarterly EBITDA.

(8)	The amount reflects restricted stock units that vest in November 2022.

(9)	This amount reflects restricted stock units that vest one-half annually beginning in November2022.

(10)	This amount reflects restricted stock units that vest in January 2023.

Option Exercises and Stock Vested in Fiscal Year 2020

During fiscal year 2020, none of our NEOs acquired shares upon the exercise of stock options or the vesting of stock awards.

Post-Employment Compensation

Pension Benefits

We do not offer any defined benefit pension plans for any of our employees. We have a 401(k) plan in which employees may participate.

Other Compensation

All of our executive officers are eligible to participate in our employee benefit plans, including medical, dental, life insurance, and tax-qualified Section 401(k) retirement savings plans. These plans are available to all employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to executives that are not broadly available to our other employees. In designing these elements, we seek to provide an overall level of benefits that is competitive with that offered by similarly situated companies in the markets in which we operate based upon our general understanding of industry practice. These benefits are not considered in determining the compensation of our executive officers.

Employment Agreements

Robert G. Finizio has an amended and restated employment agreement that commenced on November 24, 2020 and replaced his employment agreement dated November 8, 2012. The amended and restated agreement provides for a two-year term and will automatically renew for additional one-year terms each year on the anniversary of execution unless notice of non-renewal is given by either our company or Mr. Finizio at least 90 days prior to such anniversary. The agreement originally provided for: (i) a salary of $600,000 per year, (ii) an annual short-term incentive compensation of 100% of salary, at the discretion of our Board of Directors, (iii) one restricted stock unit vesting on November 24, 2022, and (iv) coverage under directors and officers insurance. Mr. Finizio will receive employee benefits, vacation, and other perquisites as may be determined from time to time. Conditions of termination call for (i) termination immediately upon death, (ii) termination upon a disability in which Mr. Finizio is unable to perform his duties for more than six months during any 12-month period, (iii) voluntary termination by Mr. Finizio with prior notice, (iv) involuntary termination by our company without cause with 30-day notice (or 90-day notice when termination is due to the non-extension of the employment term by our company), (v) termination for cause, and (vi) termination for good reason wherein Mr. Finizio will have 90 days from the date of occurrence of a criteria giving rise to good notice provide notice of termination his employment with the company, which will be effective 31 days after we receive notice and the criteria remains uncorrected.

John C.K. Milligan, IV has an amended and restated employment agreement that commenced on November 24, 2020 and replaced his employment agreement dated November 8, 2012. The amended

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and restated agreement provides for a two-year term and will automatically renew for additional one-year terms each year on the anniversary of execution unless notice of non-renewal is given by either our company or Mr. Milligan at least 90 days prior to such anniversary. The agreement originally provided for: (i) a salary of $450,000 per year, (ii) an annual short-term incentive compensation of 70% of salary, at the discretion of our Board of Directors, (iii) 360,000 restricted stock units vesting on November 24, 2022, and (iv) coverage under directors and officers insurance. Mr. Milligan will receive employee benefits, vacation, and other perquisites as may be determined from time to time. Conditions of termination call for (i) termination immediately upon death, (ii) termination upon a disability in which Mr. Milligan is unable to perform his duties for more than six months during any 12-month period, (iii) voluntary termination by Mr. Milligan with prior notice, (iv) involuntary termination by our company without cause with 30-day notice (or 90-day notice when termination is due to the non-extension of the employment term by our company), (v) termination for cause, and (vi) termination for good reason wherein Mr. Milligan will have 90 days from the date of occurrence of a criteria giving rise to good notice provide notice of termination his employment with the company, which will be effective 31 days after we receive notice and the criteria remains uncorrected.

Edward Borkowski has an employment agreement that commenced on January 1, 2020. The agreement provides for a three-year term and will automatically renew for additional one-year terms each year on the anniversary of execution unless notice of non-renewal is given by either our company or Mr. Borkowski at least 90 days prior to such anniversary. The agreement originally provided for: (i) a salary of $430,000 per year, (ii) an annual short-term incentive compensation of 85% of salary, at the discretion of our Board of Directors, (iii) 1,000,000 restricted stock units vesting on January 1, 2023, (iv) an option to purchase 125,000 shares of the company’s common stock, and (v) coverage under directors and officers insurance. Mr. Borkowski will receive employee benefits, vacation, and other perquisites as may be determined from time to time. Conditions of termination call for (i) termination immediately upon death, (ii) termination upon a disability in which Mr. Borkowski is unable to perform his duties for more than six months during any 12-month period, (iii) voluntary termination by Mr. Borkowski with prior notice, (iv) involuntary termination by our company without cause with 30-day notice (or 90-day notice when termination is due to the non-extension of the employment term by our company), (v) termination for cause, and (vi) termination for good reason wherein Mr. Borkowski will have 90 days from the date of occurrence of a criteria giving rise to good notice provide notice of termination his employment with the company, which will be effective 31 days after the company receives notice and the criteria remains uncorrected.

Potential Payments Upon Termination or Change in Control

We have employment agreements with certain of our executive officers as described above. The arrangements reflected in these employment agreements are designed to encourage the officers’ full attention and dedication to our company currently and, in the event of any proposed change in control, provide these officers with individual financial security. The employment agreements provide for specified payments and benefits by us to our executive officers only upon a qualifying termination of employment as described below.

Termination by Us Without Good Cause or by Executive with Good Reason — No Change in Control

Under the employment agreements for each of Messrs. Finizio, Milligan, and Borkowski, in the event of termination of the executive’s employment without “cause” (referred to as “good cause” in certain employment agreements) or resignation by the executive for “good reason” (as each term is defined in the employment agreements), the executive would be entitled to, subject to the executive’s signing and not revoking a full and complete release of all claims against the company and its affiliates, (i) the sum of his salary, payable on a biweekly basis ratably over 12 months, and target annual incentive compensation for the fiscal year in which such termination of employment occurs, (ii) a continuation of welfare benefits for a period of two years after such termination, (iii) unpaid accrued base salary and unused vacation pay through the termination date, and (iv) amounts accrued but unpaid at the time of termination.

42	2021 PROXY STATEMENT

Additionally, all outstanding equity awards that vest solely on the passage of time held by such executives would immediately vest in full for each of Messrs. Finizio, Milligan, and Borkowski. Furthermore, the above obligations of the company are subject to the executive complying with a 24-month non-solicitation agreement of employees and customers, and a 18-month non-competition agreement that can be extended by our company for an additional 12 months, in which we will pay executive another 12 months of base salary and six months of COBRA health insurance benefits (12 months of insurance benefits for Mr. Finizio).

Termination or Resignation in Connection with a Change in Control

In the event of termination of the executive’s employment without “cause” or resignation by the executive for “good reason” (as each term is defined in the employment agreements), in the 12 months following a change in control, Messrs. Finizio, Milligan, and Borkowski would have all the benefits and obligations for termination without a change in control, except that the executives would receive the sum their respective salaries and continuation of welfare benefits for 18 months (24 months for Mr. Finizio) and each would receive 150% of their targeted annual bonus award.

Termination by Reason of Death or Disability

For Messrs. Finizio, Milligan, and Borkowski, in the event of termination of the executive’s employment by reason of his death or “disability” (as such term is defined in the employment agreements), in addition to those payments and benefits provided to salaried employees generally, including amounts accrued but unpaid at the time of termination, each of the executives would be entitled to (i) pro-rated target annual incentive compensation for the fiscal year in which such termination of employment occurs, payable in a lump sum, subject to the executive’s signing and not revoking a full and complete release of all claims against the company and its affiliates in the event of a disability, (ii) immediate vesting of all outstanding equity awards that vest solely on the passage of time, (iii) accrued but unused vacation pay through the termination date, payable in a lump sum, and (iv) all other rights and benefits the executive is vested in, pursuant to other plans and programs of our company.

The tables below reflect the amount of compensation to certain of our NEOs, assuming termination of such executive’s employment without cause or for good reason or following a change in control of our company on December 31, 2020. Other than as set forth below, no amounts will be paid to our NEOs in the event of termination.

Robert G. Finizio

Executive Benefits and Payments	Termination Without Cause or with Good Reason (Not in Connection with a Change in Control)		Termination Without Cause or with Good Reason Following a Change in Control		Termination by Reason of Death or Disability
Cash severance	$1,839,571	(1)	$2,139,571	(2)	$600,000	(3)
Equity awards(4)	1,149,501		1,149,501		1,149,501
Other	—		—		—

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John C.K. Milligan, IV

Executive Benefits and Payments	Termination Without Good Cause or with Good Reason (Not in Connection with a Change in Control)		Termination Without Good Cause or with Good Reason Following a Change in Control		Termination by Reason of Death or Disability
Cash severance	$804,571	(1)	$1,177,178	(2)	$315,000	(3)
Equity awards(4)	1,187,010		1,187,010		1,187,010
Other	—		—		—

Edward Borkowski

Executive Benefits and Payments	Termination Without Good Cause or with Good Reason (Not in Connection with a Change in Control)		Termination Without Good Cause or with Good Reason Following a Change in Control		Termination by Reason of Death or Disability
Cash severance	$839,613	(1)	$1,226,335	(2)	$365,500	(3)
Equity awards(4)	1,978,910		1,978,910		1,978,910
Other	—		—		—

(1)

Consists of payments due to executive for (i) 100% of salary, (ii) target annual incentive compensation, and (iii) health and welfare benefits for 24 months. In the case of Mr. Finizio consists of (i) 200% of salary, (ii) 100% of target annual incentive compensation, and (iii) health and welfare benefits for 24 months.

(2)

Consists of payments due to executive for (i) 150% salary, (ii) 150% target annual incentive compensation, and (iii) health and welfare benefits for 18 months. In the case of Mr. Finizio consists of (i) 200% of salary, (ii) 150% of target annual incentive compensation, and (iii) health and welfare benefits for 24 months.

(3)	Represents full annual incentive compensation that would be prorated based on termination date.

(4)

Represents the value of unvested equity awards that would become fully vested. The value is calculated by multiplying the number of shares underlying each accelerated award by the difference between $1.21, the per share closing price of the common stock on December 31, 2020, and the per share exercise price. If the exercise price was below $1.21, no value was attributable to the accelerated vesting of the awards.

Nonqualified Defined Contribution and Nonqualified Deferred Compensation

We do not offer any nonqualified defined contribution plans or nonqualified deferred compensation plans for any of our NEOs.

Limitation of Directors’ Liability; Indemnification of Directors, Officers, Employees, and Agents

Our Amended and Restated Articles of Incorporation and bylaws, each as amended, provide that we may indemnify to the full extent of our power to do so, all directors, officers, employees, and/or agents. The effect of this provision in the Amended and Restated Articles of Incorporation, as amended, is to eliminate the rights of our company and our stockholders, either directly or through stockholders’ derivative suits brought on behalf of our company, to recover monetary damages from a director for breach of the fiduciary duty of care as a director except in those instances described under Nevada law.

Insofar as indemnification by our company for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to officers and directors of our company pursuant to the foregoing provisions or otherwise, we are aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

44	2021 PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2020, the following table shows the number of securities to be issued upon exercise of outstanding options under equity compensation plans approved by our stockholders, which plans do not provide for the issuance of warrants or other rights.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders	23,781,930	(1)	$4.80	2,583,565	(2)
Equity Compensation Plans Not Approved by Stockholders	—		—	—

(1)

Represents non-qualified stock options to purchase an aggregate of 13,285,205 shares issuable under the 2009 Long Term Incentive Compensation Plan, as amended (the “2009 Plan”), non-qualified stock options to purchase an aggregate of 6,305,974 shares issuable and an aggregate of 890,000 restricted stock awards under the Amended and Restated 2012 Stock Incentive Plan (the “2012 Plan”), non-qualified stock options to purchase 4,190,751 shares of common stock outstanding under 2019 Stock Incentive Plan (the “2019 Plan”), and an aggregate of 6,171,024 restricted stock units and 2,403,951 performance stock units outstanding under the 2019 Plan.

(2)

As of December 31, 2020, there were 2,583,565 shares of common stock available for issuance under the 2019 Plan, consisting of (i) new shares, (ii) unallocated shares previously available for issuance under the 2012 Plan that were not then subject to outstanding “Awards” (as defined in the 2012 Plan), and (iii) unallocated shares previously available for issuance under the 2009 Plan that were not then subject to outstanding “Awards” (as defined in the 2009 Plan). Any shares subject to outstanding options or other equity “Awards” under the 2019 Plan, the 2012 Plan and the 2009 Plan that are forfeited, expire or otherwise terminate without issuance of the underlying shares, or if any such Award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such Award (other than shares tendered or withheld in connection with the exercise of an Award or the satisfaction of withholding tax liabilities), the shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the 2019 Plan. The number of performance stock units (PSUs) represents the base number of PSUs that may vest. The actual number of PSUs that will vest will be between zero and two times the base number of PSUs depending on our achievement of break-even quarterly EBITDA.

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CERTAIN TRANSACTIONS AND RELATIONSHIPS

Policy Relating to Related Party Transactions

We have a policy that we will not enter into any material transaction in which a director or officer has a direct or indirect financial interest unless the transaction is determined by our Board of Directors to be fair to us or is approved by a majority of our disinterested directors or by our stockholders, as provided for under Nevada law. Generally, our Board of Directors as a whole, other than an affected director, if applicable, determines whether a director or officer has a direct or indirect (i.e., any) financial interest in a transaction deemed material based upon our Code of Conduct and Ethics and Nevada law. From time to time, our Audit Committee, in accordance with its charter, will also review potential conflict of interest transactions involving members of our Board of Directors and our executive officers. The policy with respect to such transactions is provided in our company’s Code of Conduct and Ethics.

Related Party Transactions

Other than compensation arrangements, we describe below transactions and series of similar transactions, since January 1, 2020, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers, or holders of more than 5% of our voting securities, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and NEOs are described elsewhere in this proxy statement.

Agreements with Catalent, Inc.

In July 2015, J. Martin Carroll, a director of our company, was appointed to the board of directors of Catalent, Inc. From time to time, we have entered into agreements with Catalent, Inc. and its affiliates, or Catalent, in the normal course of business. Agreements with Catalent have been reviewed by independent directors of our company, or a committee consisting of independent directors of our company, since July 2015. During the years ended December 31, 2020, 2019 and 2018, we were billed by Catalent approximately $3,036,000, $6,101,000 and $4,111,000, respectively, for manufacturing activities related to our clinical trials, scale-up, registration batches, stability and validation testing. As of December 31, 2020 and 2019, there were amounts due to Catalent of approximately $0 and $35,000, respectively. In addition, we have minimum purchase requirements in place with Catalent.

Agreements with American International Group, Inc.

In April 2020, Karen L. Ling, Executive Vice President and Chief Human Resources Officer of American International Group, Inc., or AIG, was appointed to our board of directors. From time to time, we have entered into agreements with AIG in the normal course of business. Agreements with AIG have been reviewed by independent directors of our company, or a committee consisting of independent directors of our company, since April 2020. During the year ended December 31, 2020, we were billed by AIG approximately $209,000 for various insurance coverage for our company.

46	2021 PROXY STATEMENT

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section included in this proxy statement and, based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in this proxy statement.

April [●], 2021	Respectfully submitted,

Jules Musing, Chairman Cooper C. Collins J. Martin Carroll Karen L. Ling

47

DIRECTOR COMPENSATION

We compensate our non-employee directors with a combination of cash and equity. Our Board of Directors receives the following cash compensation for their service: each director receives an annual cash retainer of $57,500; the chairperson of the Board receives an additional $22,500 annual cash retainer; the chairperson of our Audit Committee receives an annual cash retainer of $30,000 and the other members of the Audit Committee receive an annual cash retainer of $15,000; the chairperson of the Compensation Committee receives an annual cash retainer of $20,000 and the other members of the Compensation Committee receive an annual cash retainer of $12,000; and the chairperson of each of our other committees receives an annual cash retainer of $12,500 and the other members receive an annual cash retainer of $7,500. We also reimburse our directors for reasonable expenses related to attendance at Board of Directors and committee meetings. In addition, each director who served on our Board of Directors after April 1, 2020 received an annual award of 96,864 restricted stock units, with the exception of the Chairman of the Board who received an annual award of 145,296 restricted stock units. All restricted stock units granted to our directors in 2020 represent a contingent right to receive one share of common stock and will vest on the one year anniversary of the date of grant. We do not pay our directors per meeting fees.

The following table and accompanying footnotes detail compensation paid to our directors for services rendered for the year ended December 31, 2020. Messrs. Finizio’s and Milligan’s compensation is described above under “Executive Compensation.”

Name(1)	Fees Earned or Paid in Cash	Stock Awards(2)(3)	All Other Compensation	Total
Brian A. Bernick, M.D.(4)	$—	$—	$96,610	$96,610
Jane Barlow, M.D., M.B.A., M.P.H.(5)	$38,500	$116,237	$77,000	$231,737
Paul Bisaro(6)	$58,125	$116,237	$—	$174,362
J. Martin Carroll	$83,250	$116,237	$—	$199,487
Cooper C. Collins	$92,250	$116,237	$—	$208,487
Robert V. LaPenta, Jr.(5)	$47,500	$116,237	$95,000	$258,737
Karen L. Ling(7)	$46,125	$116,237	$—	$162,362
Jules A. Musing	$75,000	$116,237	$—	$191,237
Gail Naughton, Ph.D.(6)	$50,635	$116,237	$—	$166,872
Nicholas Segal(5)(8)	$18,125	$—	$54,375	$72,500
Angus C. Russell	$87,500	$116,237	$—	$203,737
Tommy G. Thompson	$106,000	$174,355	$—	$280,355

(1)	As of December 31, 2020, each of the directors listed in the “Director Compensation” table had the following awards outstanding:

48	2021 PROXY STATEMENT

Name	Option Awards	Stock Awards
Dr. Bernick	1,260,000	533,000
Dr. Barlow	175,000	96,864
Mr. Bisaro	—	96,864
Mr. Carroll	350,000	96,864
Mr. Collins	570,000	96,864
Mr. LaPenta, Jr.	570,000	96,864
Ms. Ling	—	96,864
Mr. Musing	695,000	96,864
Dr. Naughton	—	96,864
Mr. Russell	350,000	96,864
Mr. Segal	495,000	—
Mr. Thompson	1,095,000	145,296

There were no forfeitures of option or restricted stock awards by any directors in fiscal year 2020.

(2)

We grant restricted stock units and performance-based stock units for shares of common stock to employees. We value our restricted stock units and our performance-based stock units by reference to our stock price on the date of grant. We recognize compensation expense for restricted stock units based on a straight-line basis over the requisite service period of the entire award. For further information, see “Note 9 – Stockholders’ Equity” included in the financial statements included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2020.

(3)

Restricted stock units depicted in the table above were granted to our current directors (other than Dr. Bernick) for serving on our Board of Directors on June 18, 2020 and will vest on June 18, 2021 for our current directors. Restricted stock units were granted to Dr. Barlow and Mr. LaPenta, Jr. on June 26, 2020 and will vest on June 26, 2021.

(4)

Dr. Bernick resigned as a director of our company as of March 20, 2020. Dr. Bernick received no additional compensation for his duties as a director of our company. Through his resignation as a director on March 20, 2020, Dr. Bernick received cash compensation for his services as an officer of our company in the amount of $91,072 and other compensation totaling $5,538, consisting of employer match to 401(k) plan of $1,308 and medical benefit premiums paid by the company.

(5)

On April 16, 2020, Dr. Barlow and Mr. LaPenta, Jr. resigned from our Board of Directors. All Other Compensation for Dr. Barlow and Mr. LaPenta, Jr. include consulting fees paid for post-resignation consulting services.

(6)	On April 16, 2020, our Board of Directors appointed Mr. Bisaro and Dr. Naughton as directors.

(7)	On April 16, 2020, our Board of Directors appointed Ms. Ling as a director.

(8)	On March 20, 2020, Mr. Segal resigned from our Board of Directors. All Other Compensation for Mr. Segal includes consulting fees paid for post-resignation consulting services.

49

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has appointed an Audit Committee consisting of independent directors. All of the members of the committee must be “independent” of our company and management, as independence is defined in applicable rules of the SEC and the Nasdaq listing standards.

The purpose of the Audit Committee is to assist the oversight of our Board of Directors in the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor and any internal audit function. The primary responsibilities of the committee include overseeing our company’s accounting and financial reporting process and audits of the financial statements of our company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee the audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

The Audit Committee discussed with our independent auditor the overall scope and plans for its audit. The Audit Committee meets with the independent auditor, with and without management present, to discuss the results of the independent auditor’s examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The Audit Committee held five meetings in 2020.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

The report has been furnished by the Audit Committee of our Board of Directors.

April [●], 2021	Angus C. Russell, Chairman Paul M. Bisaro Cooper Collins

50	2021 PROXY STATEMENT

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These regulations require the directors, officers, and persons who own more than 10% of a registered class of our equity securities to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2020, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year was a director, officer, or persons who own more than 10% of a registered class of our equity securities, complied with all Section 16(a) filing requirements during such fiscal year, except that Mr. Finizio filed a late Form 4 on March 8, 2021 in connection with a gift of 300,000 shares of common stock made on February 28, 2020.

51

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

The following table sets forth information regarding the beneficial ownership of our common stock as of March 24, 2021, by the following:

•	each of our directors and named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of March 24, 2021. Shares issuable pursuant to stock options, warrants, and convertible securities are deemed outstanding for computing the percentage of the person holding such options, warrants, or convertible securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o TherapeuticsMD, Inc., 951 Yamato Road, Suite 220, Boca Raton, Florida 33431.

	Shares Beneficially Owned

Name of Beneficial Owners	Number	Percent(1)
Executive Officers and Directors:
Robert G. Finizio(2)	22,512,808	5.56%
John C.K. Milligan, IV(3)	8,079,228	2.00%
Edward Borkowski	145,167	*
Tommy G. Thompson(4)	1,799,156	*
Paul M. Bisaro	50,000	*
J. Martin Carroll(5)	360,000	*
Cooper C. Collins(6)	710,000	*
Karen L. Ling	—	*
Jules A. Musing(7)	700,000	*
Gail K. Naughton, Ph.D.	—	*
Angus C. Russell(8)	443,500	*
All executive officers and directors as a group (14 persons)(9)	34,799,859	8.60%
5% Stockholders:
BlackRock, Inc.(10)	21,419,273	5.33%

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Applicable percentage of ownership is based on 402,057,607 shares of common stock outstanding as of March 24, 2021, as adjusted for each stockholder.

(2)

Includes (i) 17,901,00 shares held by Mr. Finizio directly, (ii) 2,000,000 shares held by Robert Finizio Revocable Trust, (iii) 2,453,475 shares issuable to Mr. Finizio upon the exercise of vested stock options, and (iv) 158,333 shares issuable to Mr. Finizio in connection with vested restricted stock units.

(3)

Includes (i) 3,582,373 shares held by John C.K. Milligan Revocable Trust U/A 08/10/2009, as amended 11/22/2011 (the Trust), (ii) 1,693,455 shares held by Mr. Milligan directly, (iii) 2,700,000 shares issuable to Mr. Milligan upon the exercise of vested stock options, and (iv) 158,333 shares issuable to Mr. Milligan in connection with vested restricted stock units awards. Mr. Milligan serves as the trustee and is the beneficiary of the Trust.

52	2021 PROXY STATEMENT

(4)

Includes (i) 699,600 shares held by Thompson Family Investments, LLC, an entity solely owned by Thompson Family Holdings, LLC, an entity solely owned by Mr. Thompson, (ii) 3,555 shares held by Mr. Thompson directly, (iii) 1,001 shares held indirectly by Thompson Family Holdings, LLC and (iv) 1,095,000 shares issuable to Mr. Thompson upon the exercise of vested stock options.

(5)	Includes (i) 10,000 shares held by Mr. Carroll directly and (ii) 350,000 shares issuable to Mr. Carroll upon the exercise of vested stock options.

(6)	Includes (i) 140,000 shares held by Mr. Collins directly and (ii) 570,000 shares issuable to Mr. Collins upon the exercise of vested stock options.

(7)	Includes (i) 5,000 shares held by Mr. Musing directly and (ii) 695,000 shares issuable to Mr. Musing upon the exercise of vested stock options.

(8)	Includes (i) 93,500 shares held by Mr. Russell directly and (ii) 350,000 shares issuable to Mr. Russell upon the exercise of vested stock options.

(9)

This amount includes all shares directly and indirectly owned by all executive officers and directors and all shares issuable directly and indirectly upon the exercise of vested stock options held by our executive officers and directors.

(10)

BlackRock, Inc. has sole voting power over 21,160,936 shares and sole dispositive power over 21,419,273 shares. BlackRock, Inc.’s address is 55 East 52nd Street, New York, NY 10055. This information is based on Amendment No. 4 to Schedule 13G filed with the SEC on February 1, 2021. Reported ownership includes shares held by subsidiaries listed in the filing.

53

PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules.

Summary

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide advisory approval of the compensation of our NEOs, as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in this proxy statement. Our executive compensation program is designed to enable us to attract, motivate, and retain highly qualified executives. This program provides long-term stock-based incentive compensation that focuses our executives’ efforts on building stockholder value by aligning their interests with those of our stockholders. We urge our stockholders to review the Compensation Discussion and Analysis section included in this proxy statement and the executive-related compensation tables for more information.

It is expected that the next say-on-pay vote will occur at the 2022 annual meeting of stockholders.

Board Recommendation

Our Board of Directors believes that the information provided within the “Executive Compensation” section of this proxy statement demonstrates our executive compensation program is designed appropriately and is working to ensure our NEOs receive the majority of their compensation based on performance-driven considerations and that management’s interests are aligned with our stockholders’ interests to support long-term value creation.

The following resolution is submitted for a stockholder vote at the annual meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2020, as disclosed in the Compensation Discussion and Analysis section, compensation tables, and narrative discussion set forth in this proxy statement.

Vote Required

The say-on-pay vote is advisory, and therefore not binding on our company, the Compensation Committee, or our Board of Directors. Although non-binding, the vote will provide information to the Compensation Committee and our Board of Directors regarding investor sentiment about our executive compensation philosophy, policies, and practices, which the Compensation Committee and our Board of Directors will be able to consider when determining executive compensation for the years to come.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND THE RELATED TABULAR AND NARRATIVE DISCLOSURE SET FORTH IN THIS PROXY STATEMENT.

54	2021 PROXY STATEMENT

PROPOSAL THREE

APPROVAL OF NON-EXECUTIVE STOCK OPTION EXCHANGE PROGRAM

Introduction

We are seeking stockholder approval of an option exchange program, or the Non-Executive Option Exchange Program, that would allow current employees, not including advisers, consultants, contractors, named executive officers, or present or past non-employee directors, referred to as Eligible Employees, to exchange significantly out-of-the-money or “underwater” options to purchase shares of our common stock for the issuance of new restricted stock units, or New RSUs, that may be settled for a lesser number of shares (as determined in accordance with the “Exchange Ratio” as defined below) that will be granted under the 2019 Plan. We anticipate that the New RSUs will be granted on or around July 1, 2021, or the Exchange Date, immediately following the close of the program. We would like to offer this program to Eligible Employees because we believe that it will provide a more cost-effective retention and incentive tool than issuing additional equity or paying cash compensation to Eligible Employees.

We believe that, if approved by our stockholders, the Non-Executive Option Exchange Program could permit us to enhance long-term stockholder value by restoring competitive incentives to the participants so they are further motivated to complete and deliver the important strategic and operational initiatives of our company, as exercise prices significantly in excess of market price undermine the effectiveness of equity-denominated awards as employee performance and retention incentives. In addition, the Non-Executive Option Exchange Program will allow us to reduce our equity award “overhang” (that is, the number of shares subject to outstanding equity awards relative to the total number of shares of common stock outstanding) through the cancellation of outstanding stock options that currently provide no meaningful retention or incentive value to our employees.

Overview

At the end of 2020, the Compensation Committee began considering, with input from Meridian, whether an option exchange program would assist with retaining and incentivizing our employees. After a series of discussions and after consideration of various design alternatives, in February 2021 our Compensation Committee recommended to our Board, and our Board subsequently authorized, that we pursue a stock option exchange program for Eligible Employees.

Under the proposed Non-Executive Option Exchange Program, if approved by our stockholders, each New RSU will be granted under the 2019 Plan and will have a new vesting schedule of three years, with vesting in equal annual installments, to promote retention. The New RSUs will cover a lesser number of shares of our common stock than the Eligible Options in accordance with the Exchange Ratio as described below. Any Eligible Options exchanged for New RSUs will be cancelled and the net shares underlying the Eligible Options granted in excess of the shares underlying the New RSUs will not be returned to the pool available for issuance under the 2019 Plan.

Under the listing rules of NASDAQ and our 2019 Plan, stockholder approval is required to implement the Non-Executive Option Exchange Program. If our stockholders approve this proposal, our Board of Directors intends to commence the exchange offer as soon as practicable following the annual meeting, but in no event later than 12 months thereafter. If we do not obtain stockholder approval of this proposal, we will not be able to implement the Non-Executive Option Exchange Program and the current terms of the Eligible Options as described below will remain in effect.

Reasons for the Non-Executive Option Exchange Program

We believe that an effective and competitive employee incentive program is imperative for the future growth and success of our company. We rely on our employees to implement our strategic initiatives, expand and develop our business, and satisfy customer needs. Competition for many of these

55

employees, particularly in the pharmaceutical industry, is intense and many companies use stock options as a means of attracting, motivating, and retaining their best employees. Stock options historically constituted a key part of our hiring, incentive, and retention programs because our Board of Directors believes that equity compensation encourages employees to act like owners of the business, motivating them to work toward our success and rewarding their contributions by allowing them to benefit from increases in the value of our common stock.

When the Compensation Committee approves the grant of a stock option, it establishes the exercise price that the employee must pay to purchase shares of our common stock when the option is exercised. The per share exercise price is set at the closing price of a share of our common stock as reported by NASDAQ on the date the option is granted. Thus, an employee receives value only if the employee exercises an option and sells the purchased shares at a price that exceeds the stock option’s exercise price.

In recent years, the market price of our common stock has been subject to material fluctuations, many of which were outside the control of our company and our employees. For example, our common stock has been subject to large short sale positions, as well as to FDA regulatory hurdles that were eventually overcome. As a result, as of March 24, 2021, 146 Eligible Employees held options to purchase 5,456,500 shares of our common stock with exercise prices ranging from $5.01 per share to $8.92 per share, which is above our common stock’s March 24, 2021 closing price of $1.35. The “out-of-the-money” options are no longer effective as performance and retention incentives. We believe that to enhance long-term stockholder value we need to maintain competitive employee incentive and retention programs. An equity stake in the success of our company is a critical component of these programs. Although we continue to believe that stock options are an important component of our employees’ total compensation, many of our employees view their existing stock options as having little or no value due to the difference between the exercise prices and the current market price of our common stock. As a result, for many employees, these options are ineffective at providing the incentives and retention value that our Board of Directors believes is necessary to motivate our employees to increase long-term stockholder value. We believe the Non-Executive Option Exchange Program will provide us with an opportunity to restore for Eligible Employees an incentive to remain with us and contribute to the future growth and success of our company.

When considering how best to continue to incentivize and reward our employees who have out-of-the-money stock options, the Compensation Committee engaged Meridian to review and evaluate strategies to address this issue. After analyzing all relevant factors, we determined that a program under which Eligible Employees could exchange stock options with an exercise price greater than or equal to a number determined using the Threshold Exercise Price calculation for New RSUs, was the most attractive for a number of reasons, including the following:

•

Reasonable, Balanced Incentives. We believe that the opportunity to exchange Eligible Options for New RSUs to be granted with fewer shares, together with a new minimum vesting requirement, represents a reasonable and balanced exchange program with the potential for a significant positive impact on employee retention, motivation, and performance.

•

Reduction of the Number of Shares Subject to Outstanding Options. As of March 24, 2021, there were 5,456,500 Eligible Options with a weighted average exercise price of $6.40. If approved by our stockholders, the Non-Executive Option Exchange Program is expected to result in a net reduction in the overhang of our equity awards by approximately 4,099,272 shares, or approximately 0.93% of the number of shares of our common stock outstanding plus potentially dilutive shares of our common stock related to outstanding options, warrants, restricted stock units and performance stock units as of March 24, 2021. The actual reduction in our overhang that may result from the Non-Executive Option Exchange Program could vary significantly and is dependent upon a number of factors, including the actual level of participation in the Non-Executive Option Exchange Program and the actual Exchange Ratio. All Eligible Options that are not exchanged will remain outstanding and in effect in accordance with their existing terms.

•	Reduced Pressure for Additional Grants. If we are unable to implement the Non-Executive Option Exchange Program, we may find it necessary to issue additional new equity awards to our

56	2021 PROXY STATEMENT

employees, increasing our overhang. These grants would deplete the current pool of shares available for future grants under our Plan and would also result in increased stock compensation expense, which could negatively impact our stock price.

•

Impact on accounting expense. Under applicable accounting rules, we are required to continue to recognize compensation expense related to these underwater stock options as they vest, even if they are never exercised because they remain underwater. We believe the Non-Executive Option Exchange Program will allow us to recapture retentive and incentive value from the compensation expense that we have recorded in our financial statements with respect to our Eligible Options. The New RSUs are not expected to result in additional compensation expense and may reduce compensation expense. The New RSUs will therefore not have a material adverse impact on our reported earnings.

Description of the Material Terms of the Non-Executive Option Exchange Program

Implementing the Non-Executive Option Exchange Program. If our stockholders approve this proposal, and our Board of Directors determines to implement the Non-Executive Option Exchange Program, we expect the Non-Executive Option Exchange Program to commence within twelve months following the date of the annual meeting. The Non-Executive Option Exchange Program is currently anticipated to occur in July 2021. If the Non-Executive Option Exchange Program does not commence within this time frame, we would only proceed with an option exchange program after first seeking stockholder approval. Even if the Non-Executive Option Exchange Program is approved by our stockholders, our Board of Directors will retain the authority, in its sole discretion, to terminate or postpone the Non-Executive Option Exchange Program at any time prior to the closing of the tender offer or to exclude certain Eligible Options or Eligible Employees from participating in the Non-Executive Option Exchange Program.

Upon the commencement of the offer, or the Offer Date, Eligible Employees will receive a written offer setting forth the terms and timing of the Non-Executive Option Exchange Program and may voluntarily elect to participate. The written offer will be governed by the tender offer rules of the SEC. At or before the Offer Date, we will file the offer to exchange and other related documents with the SEC as part of a tender offer statement on Schedule TO. Eligible Employees, as well as stockholders and members of the public, will be able to obtain the Offer to Exchange and other documents filed by us with the SEC free of charge from the SEC’s website at www.sec.gov. Pursuant to the SEC tender offer rules, we will give Eligible Employees at least 20 business days to elect to surrender Eligible Options in exchange for a lesser amount of New RSUs in accordance with the Exchange Ratio.

Eligible Options for the Non-Executive Option Exchange Program. To be eligible for exchange under the Non-Executive Option Exchange Program, an option (1) must be outstanding as of the closing of the Non-Executive Option Exchange Program, (2) must be granted on or prior to the date that is 12 months preceding the Offer Date, and (3) must have an exercise price per share greater or equal to the Threshold Exercise Price. As of March 24, 2021, options to purchase 23,714,180 shares of our common stock were outstanding, of which options to purchase 5,456,500 shares would be eligible for exchange under the Non-Executive Option Exchange Program (assuming the Non-Executive Option Exchange Program closes on July 1, 2021 and using a Threshold Exercise Price of $5.01 for the calculation).

Eligibility. The Non-Executive Option Exchange Program will be open to all Eligible Employees. Our named executive officers, past or present advisers, consultants, contractors, former employees, or present or past members of our Board will not be eligible to participate in the Non-Executive Option Exchange Program. To be eligible, an employee must be employed by us at the time the tender offer commences. Additionally, to receive the New RSUs, an Eligible Employee who exchanges Eligible Options must be an employee on the Grant Date of such New RSUs. As of March 24, 2021, there were approximately 146 Eligible Employees in the company who held Eligible Options.

Calculation of Exchange Ratio. The Non-Executive Option Exchange Program is not a one-for-one exchange. The total number of shares of our common stock underlying a New RSU that an Eligible Employee will receive with respect to exchanged Eligible Options will be determined by dividing the number of shares of our common stock underlying the exchanged Eligible Options by the Exchange Ratio and rounding to the nearest whole number.

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Shortly before the commencement of the Non-Executive Option Exchange Program, our Compensation Committee will determine the Exchange Ratio by assigning an average exchange ratio to each of the pools of outstanding stock options

Although the Exchange Ratio cannot be determined prospectively because the fair market value of our common stock will change prior to commencement of the Non-Executive Option Exchange Program, the table below provides an example of the Exchange Ratio that our Compensation Committee would use if the fair market value of our common stock is $1.33 per share shortly before the commencement of the Non-Executive Option Exchange Program. As illustrated in the table below, the applicable Exchange Ratio will vary based on the exercise price of the Eligible Option.

If the Exercise Price of an Eligible Option is:	The Exchange Ratio would be (Eligible options to New RSUs):
$5.01 to $5.50	3.65 for 1
$5.51 to $6.00	2.90 for 1
$6.01 to $6.50	3.55 for 1
$6.51 to $7.00	4.20 for 1
$7.01 to $8.00	7.20 for 1
$8.01 to $9.00	4.65 for 1

In this example, if an Eligible Employee elected to exchange an Eligible Option to purchase 1,000 shares with an exercise price of $5.10 per share, that Eligible Employee would receive 274 New RSUs (that is, 1,000 divided by 3.65, with the result rounded to the nearest whole number, equals 274).

For illustrative purposes only, the following table shows the number of shares of our common stock underlying outstanding Eligible Options as of March 24, 2021, excluding for this purpose, any Eligible Options that expire by their terms on or prior to an assumed closing date of the Non-Executive Option Exchange Program of July 1, 2021, categorized by the exchange ratios in the example above.

Exercise Price Range of Eligible Options	Maximum Number of Shares Underlying Eligible Options	Weighted Average Exercise Price	Weighted Average Remaining Life (in Years)	Exchange Ratio	Maximum New RSUs Granted
$5.01 to $5.50	1,812,000	$5.14	5.7	3.65 for 1	496,441
$5.51 to $6.00	1,174,000	$5.66	7.3	2.90 for 1	404,810
$6.01 to $6.50	437,000	$6.33	6.5	3.55 for 1	123,101
$6.51 to $7.00	727,500	$6.83	6.0	4.20 for 1	173,212
$7.01 to $8.00	283,500	$7.66	4.5	7.20 for 1	39,369
$8.01 to $9.00	1,022,500	$8.86	4.8	8.50 for 1	120,295
Total	5,456,500	$6.40	6.0	4.65 for 1	1,357,228

Election to Participate. Participation in the Non-Executive Option Exchange Program will be voluntary. The Non-Executive Option Exchange Program will not be conditioned on a minimum level of participation. Eligible Employees will be permitted to exchange all or none of their Eligible Options for New RSUs on a grant-by-grant basis.

Vesting of New RSUs. The New RSUs will not be exercisable on the date they are granted, even if the corresponding exchanged Eligible Options had previously become exercisable. The New RSUs will vest and become exercisable in three equal annual installments following the Grant Date, subject to the continuous service of the Eligible Employee and other relevant terms and conditions of our 2019 Plan.

Other Terms and Conditions of the New RSUs. The other terms and conditions of the New RSUs will be set forth in an award agreement to be entered into as of the Grant Date. The shares of our common stock underlying the New RSUs are currently registered on a registration statement filed with the SEC.

58	2021 PROXY STATEMENT

Treatment of Net Shares and Impact of 2019 Plan. The Eligible Options exchanged for New RSUs will be cancelled. The net shares underlying the Eligible Options in excess of the shares underlying the New RSUs will not be returned to the 2019 Plan.

Accounting Impact and Treatment. The Exchange Ratio will be applied on a grant-by-grant basis and will generally be designed to result in a fair value, for accounting purposes, of the New RSUs that will be approximately 95% of the fair value of the Eligible Options (based on valuation assumptions made shortly before the Non-Executive Option Exchange Program commences). The Exchange Ratio will be established by grouping together Eligible Options with certain exercise prices and assigning an appropriate Exchange Ratio to each grouping, based on the fair value of the Eligible Options (calculated using the Black-Scholes model in compliance with ASC Topic 718) within the relevant grouping. The incremental compensation expense associated with the Non-Executive Option Exchange Program will be measured as the excess, if any, of the fair value of each New RSU granted to participants in the Non-Executive Option Exchange Program, measured as of the date the New RSUs are granted, over the fair value of the Eligible Options surrendered in exchange for the new RSUs, measured immediately prior to the cancellation. We do not expect the incremental compensation expense, if any, to be material. We will recognize any such incremental compensation expense ratably over the vesting period of the New RSUs.

United States Federal Income Tax Consequences. The following is a summary of the anticipated material United States federal income tax consequences of participating in the Non-Executive Option Exchange Program. A more detailed summary of the applicable tax considerations to participants will be provided in the tender offer. We believe the exchange of Eligible Options for New RSUs pursuant to the Non-Executive Option Exchange Program should be treated as a nontaxable exchange, and no income should be recognized for United States federal income tax purposes by us or our employees upon the grant of the New RSUs. However, the Internal Revenue Service is not precluded from adopting a contrary position, and the laws and regulations themselves are subject to change. A more detailed summary of the applicable tax considerations to Eligible Employees will be provided in the tender offer.

Potential Modifications to Terms to Comply with Governmental Requirements. The terms of the Non-Executive Option Exchange Program will be described in a tender offer that we will file with the SEC. Although we do not anticipate that the SEC will require us to modify the terms significantly, it is possible we will need to alter the terms of the Non-Executive Option Exchange Program to comply with comments from the SEC. Changes in the terms of the Non-Executive Option Exchange Program may also be required for tax purposes as the laws and regulations are subject to change.

Effect on Stockholders

We are not able to predict the impact the Non-Executive Option Exchange Program will have on your interests as a stockholder, as we are unable to predict how many participants will exchange their Eligible Options or what the fair market value of our common stock will be on the Grant Date. If the Non-Executive Option Exchange Program is approved, the exchange ratios will result in the issuance of fewer shares subject to the New RSUs than were subject to the exchanged Eligible Options and may result in an incremental compensation expense for financial reporting purposes. In addition, the Non-Executive Option Exchange Program is intended to reduce both our existing stock option overhang and our need to issue supplemental equity awards in the future to remain competitive with our competitors.

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Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the Annual Meeting is required to approve the Non-Executive Option Exchange Program. If you are both a stockholder and an employee holding Eligible Options, please note that voting to approve the Non-Executive Option Exchange Program does not constitute an election to participate in the Non-Executive Option Exchange Program.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE RESOLUTION APPROVING THE NON-EXECUTIVE OPTION EXCHANGE PROGRAM.

60	2021 PROXY STATEMENT

PROPOSAL FOUR

APPROVAL OF AMENDMENT TO THERAPEUTICSMD, INC. 2019 STOCK INCENTIVE PLAN

Background and Purpose

On June 20, 2019, our stockholders approved the 2019 Plan. On April [●], 2021, our Board of Directors adopted an amendment to the 2019 Plan to increase the maximum number of shares available under the 2019 Plan which requires stockholder approval.

The Board approved subject to stockholder approval an increase of the maximum number of shares that we may issue under the 2019 Plan by 22,475,000 shares, which will enable us to continue to grant awards to deserving individuals and remain competitive with our industry peers. As of March 24, 2021, 2,499,815 shares remain available for issuance under the 2019 Plan. The approval of the proposed amended and restated 2019 Plan will allow us to continue to provide such incentives under the 2019 Plan. If the proposal is not approved, we believe we would be at a significant disadvantage against our competitors for recruiting, retaining and motivating those individuals who are critical to our success.

If stockholders approve the amendment to the 2019 Plan, subject to adjustment in the event of stock splits and other similar events, the aggregate number of awards that may be made under the 2019 Plan shall be equal to the sum of (i) 37,475,000 shares of common stock effective as of approval of this amendment (which includes the share increase set forth in this proposal) plus (ii) such additional number of shares of common stock as is equal to (x) the number of shares of common stock reserved for issuance under the 2009 Plan and 2012 Plan, collectively referred to as the Prior Plans, that remained available for grant under such plans immediately prior to the date the 2019 Plan was previously approved by the company’s stockholders and (y) the number of shares of common stock subject to awards granted under the Prior Plans and the 2019 Plan, as amended, which awards expire, terminate or are otherwise surrendered, cancelled, or forfeited without the issuance of shares. (except as noted and described below). In addition, the amendment will increase the maximum number of shares that may be delivered under the 2019 Plan as a result of the exercise of incentive stock options to 37,475,000 shares in the aggregate, subject to certain adjustments. As noted in Proposal 3 of this Proxy Statement, if the Non-Executive Option Exchange Program is approved by the company’s stockholders, the net shares underlying the Eligible Options in excess of the shares underlying the New RSUs will not be returned to the 2019 Plan.

Why We Are Seeking Approval of the Amendment to the 2019 Plan to Increase our Share Reserve

Equity Based Long-term Incentives are a Critical Part of Our Compensation Strategy. Equity awards have been a key component of annual compensation delivery to a significant portion of our employee population. Delivering a portion of annual compensation in equity aligns employee rewards with the interests of stockholders and with the objective of long-term value creation in a cash-efficient manner.

We Have Limited Capacity to Make Awards under our Existing Share Reserve. We intend to use the additional shares to recruit, retain, and motivate our key personnel. We currently have no meaningful way to provide tailored equity-based compensation grants to attract, retain and reward qualified employees because of the few shares remaining to be granted under the 2019 Plan.

Stockholder approval of the share increase to the 2019 Plan is required (i) for purposes of complying with the stockholder approval requirements for listing our shares on the Nasdaq, and (ii) to comply with the incentive stock options rules under Section 422 of the Code.

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Governance Highlights of the 2019 Plan

Minimum Vesting Requirements. Minimum vesting period of one year from the date of grant for all awards granted under the 2019 Plan, except under certain circumstances and an additional exception for up to 5% of the share reserve.

Double Trigger for Vesting of Time-Based Awards Upon a Change in Control. Subject to the terms of an applicable award agreement and certain exceptions, the 2019 Plan provides for vesting of time-based equity awards based on the occurrence of a change in control and accompanying involuntary termination of service, so long as the acquiring corporation following a change in control assumes the awards granted under the 2019 Plan.

Annual Limits on Grants to Employees. The maximum number of shares of stock that may be granted to an employee shall not exceed (i) 3,000,000 shares for stock options and stock appreciation rights in any single fiscal year and (ii) 3,000,000 shares for restricted stock, restricted stock units, performance shares and/or other stock-based awards in any single fiscal year.

Share Counting. Any shares withheld to cover taxes or to satisfy the exercise price of stock options will not be available for future grant.

Dividends on Unvested Awards Not Paid Until Vesting. Dividends on unvested awards will be withheld and paid to participants only after and to the extent the underlying awards have vested.

No Cash-Out or Repricing of Underwater Options. Under no circumstances will any underwater stock options be bought back by the company. In addition, neither the Compensation Committee nor the Board of Directors has the authority to reduce the exercise price of a previously granted stock option under the 2019 Plan through amendment, replacement or exchange for a cash payment in excess of the stock options in-the-money value, unless specifically approved by stockholders, as we are seeking in Proposal 3 of this Proxy Statement.

No excise tax gross-ups in the event of a Change in Control.

Information Regarding Overhang and Dilution

We considered both our total equity “overhang” and our historical and projected annual “burn rate” in developing our share increase to the 2019 Plan and analyzing the impact of using equity as a means of compensation on our stockholders.

Overhang is a measure of potential dilution which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by the sum of (a) the total number of shares underlying all equity awards outstanding, (b) the total number of shares available for future awards and (c) the number of shares outstanding. As of March 24, 2021, there were 39,302,771 shares of common stock underlying all equity awards outstanding, 2,499,815 shares of common stock available for future awards, and the number of shares of common stock outstanding as of March 24, 2021 was 402,057,607 shares, or 441,360,378 shares when equity awards outstanding and shares available for grant are included. Accordingly, our overhang as of March 24, 2021 was 9.42%. If the 22,475,000 additional shares of common stock proposed to be authorized for grant under the 2019 Plan are included in the calculation, our overhang on the date of approval of the amendment to the 2019 Plan, May 27, 2021, would be 13.78%. Our review of competitive practices, including the advice of Meridian, our independent compensation consultant, suggests that this level of overhang is competitive with and slightly below the median of similarly situated companies.

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Burn rate provides a measure of the potential dilutive impact of our equity award program which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2020, 2019 and 2018 calendar years as well as an average over those years.

Calendar Year	(A) Options Granted	(B) Full-Value Shares Granted	(C) Full-Value Shares Adjusted to Option Equivalents	(D) Weighted Average Number of Shares of Common Stock Outstanding	(E) Burn Rate	(F) Burn Rate Adjusted for Option Equivalents

			(B) X 1.5		((A) + (B)) / (D)	((A) + (C)) / D

2020	736,500	8,738,563	13,107,845	275,648,552	3.44%	5.02%

2019	4,620,501	1,240,000	1,860,000	246,353,318	2.38%	2.63%

2018	3,264,500	1,040,000	4,824,500	225,026,300	1.91%	2.14%
Adjusted Three Year Average Burn Rate Adjusted for Option Equivalents						3.27%

Summary of the 2019 Plan

The following is a summary of certain principal features of the 2019 Plan. This summary is qualified in its entirety by reference to the complete text of the 2019 Plan and the amendment attached as Appendix A. Stockholders are urged to read the actual text of the 2019 Plan in its entirety, a copy of which is available as exhibit to our Annual Report on Form 10-K for the year ended December 31, 2020 and is available to any stockholder upon request, and Appendix A.

Purpose

The purpose of the 2019 Plan is to provide a means for us and our subsidiaries and other designated affiliates (the “Related Entities”) to attract key personnel to provide services to us and the Related Entities, as well as to provide a means by which those key persons can acquire and maintain stock ownership, resulting in a strengthening of their commitment to our welfare and the welfare of the Related Entities and promoting the mutuality of interests between participants and our stockholders. A further purpose of the 2019 Plan is to provide participants with additional incentive and reward opportunities designed to enhance our profitable growth and the profitable growth of the Related Entities, and provide participants with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2019 Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery under the plan at any time during the term of the plan will be equal to shall be equal to the sum of (i) 37,475,000 shares of common stock effective as of approval of this amendment (which includes the share increase set forth in this proposal) plus (ii) such additional number of shares of common stock as is equal to (x) the number of shares of common stock reserved for issuance under the Prior Plans that remained available for grant under such plans immediately prior to the date the 2019 Plan was approved by the company’s stockholders and (y) the number of shares of common stock subject to awards granted under the Prior Plans and the 2019 Plan, as amended, which awards expire, terminate or are otherwise surrendered, cancelled, or forfeited without the issuance of shares.

If any Shares subject to an Award under the 2019 Plan or the Prior Plans are forfeited, expire, or otherwise terminate without issuance of such Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance, or cash settlement, again be available for delivery with respect to Awards under the 2019 Plan except as noted below. In the event that any option or other Award granted under the 2019 Plan is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by us are satisfied by the tendering of Shares (either actually or by attestation), then the total number of Shares covered by the Award, the shares so tendered or withheld will not again be available for awards under the 2019 Plan. In the event that any withholding tax liabilities arising from an Award other than an option or a stock appreciation right

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are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by us, the Shares so tendered or withheld will not again be available for Awards under the 2019 Plan. As noted in Proposal 3 of this Proxy Statement, if the Non-Executive Option Exchange Program is approved by the company’s stockholders, the net shares underlying the Eligible Options in excess of the shares underlying the New RSUs will not be returned to the 2019 Plan as addressed in the proposed amendment to the 2019 Plan.

Substitute Awards (as defined in the 2019 Plan) will not reduce the Shares authorized for delivery under the 2019 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by us or any subsidiary or with which we or any subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2019 Plan and will not reduce the Shares authorized for delivery under the 2019 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of us or our subsidiaries prior to such acquisition or combination.

The 2019 Plan imposes individual limitations on the amount of certain Awards. Under these limitations, no participant may be granted (i) stock options or stock appreciation rights with respect to more than 3,000,000 Shares in any single fiscal year, or (ii) performance shares (including shares of restricted stock, restricted stock units, and other stock based-awards that are subject to satisfaction of performance goals), with respect to more than 3,000,000 Shares, in any single fiscal year, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out to any one participant as performance units, with respect to any single 12-month performance period is $1,000,000, and with respect to any performance period that is more than 12 months, $2,000,000.

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2019 Plan as a result of the exercise of incentive stock options is 37,475,000 Shares in the aggregate, subject to certain adjustments.

The Compensation Committee is authorized to adjust the limitations on the number of Shares available for issuance under the 2019 Plan and the individual limitations on the amount of certain Awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2019 Plan.

Eligibility

The persons eligible to receive Awards under the 2019 Plan are our officers, directors, employees, and consultants who provide services to us or any subsidiary. The foregoing notwithstanding, only employees of us, or any parent or subsidiary of us (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of us or a subsidiary for purposes of eligibility for participation in the 2019 Plan. As of March 24, 2021, all eight non-employee directors and approximately 428 employees are eligible to participate in the 2019 Plan.

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Administration

The 2019 Plan is to be administered by the Compensation Committee of the Board of Directors, provided, however, that except as otherwise expressly provided in the 2019 Plan, the independent members of the Board of Directors may elect to exercise any power or authority granted to the Compensation Committee under the 2019 Plan. Subject to the terms of the 2019 Plan, the Compensation Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number, and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2019 Plan, construe and interpret the 2019 Plan and Award agreements, correct defects, supply omissions, or reconcile inconsistencies therein, and make all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the 2019 Plan. Decisions of the Compensation Committee shall be final, conclusive and binding on all persons or entities, including us, any subsidiary or any participant or beneficiary, or any transferee under the 2019 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights

The Compensation Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Compensation Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of us or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

For purposes of the 2019 Plan, the term “fair market value” means the fair market value of Shares, Awards or other property as determined by the Compensation Committee or under procedures established by the Compensation Committee. Unless otherwise determined by the Compensation Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Compensation Committee on the date the Award is authorized by the Compensation Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Compensation Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Compensation Committee. Accordingly, the Compensation Committee may permit the exercise price of options awarded under the 2019 Plan to be paid in cash, Shares, other Awards or other property (including loans to participants). As of March 24, 2021, fair market value of a share of our common stock, determined by the last reported sale price per share of common stock on that date was $1.35.

The Compensation Committee may grant stock appreciation rights in tandem with options (“Tandem stock appreciation rights”) under the 2019 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares

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subject to the related option exceeds the option’s exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

The Compensation Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares that are subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of us (including voting and dividend rights), unless otherwise determined by the Compensation Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights until any applicable vesting or performance conditions are met or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards, or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Shares, Awards or otherwise as specified by the Compensation Committee. Notwithstanding the foregoing, dividend equivalents credited in connection with an unvested award will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Cash Obligations

The Compensation Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of company obligations to pay cash under the 2019 Plan or other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

Other Stock-Based Awards

The Compensation Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Compensation Committee determines the terms and conditions of such Awards.

Performance Awards

The Compensation Committee is authorized to grant performance Awards to participants on terms and conditions established by the Compensation Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Compensation Committee upon the grant of the performance Award. However, a performance period may not be shorter than 12 months nor longer than five years. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares or other property, or any combination thereof, as determined by the Compensation Committee.

If and to the extent that the Compensation Committee determines that the foregoing provisions of the 2019 Plan are to be applicable to any Award, one or more of the following business criteria for us,

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on a consolidated basis, and/or for our subsidiaries, or for business or geographical units of us and/or a subsidiary (except with respect to the total stockholder return and earnings per share criteria), are to be used by the Compensation Committee in establishing performance goals for Awards under the 2019 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow (including operating cash flow, free cash flow, discounted return on investment and cash flow in excess of cost of capital); (4) operating margin; (5) return on assets, sales, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; (18) the fair market value of a Share; and/or (19) such other goals as determined by the Compensation Committee. Any of the above goals may be determined on an absolute or relative basis (e.g., growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to us.

After the end of each performance period, the Compensation Committee will determine and certify whether the performance goals have been achieved. In determining the achievement of such performance goals, the Compensation Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Compensation Committee specifies at the time the Award is granted.

The Compensation Committee may, in its discretion, determine that the amount payable as a performance Award will be changed from the amount of any potential Award.

Other Terms of Awards

Awards may be settled in the form of cash, Shares, other Awards, or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Compensation Committee is authorized to place cash, Shares, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2019 Plan. The Compensation Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2019 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may, in its discretion, permit transfers, subject to any terms and conditions the Compensation Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2019 Plan from or through any participant will be subject to all terms and conditions of the 2019 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Compensation Committee, and to any additional terms and conditions deemed necessary or appropriate by the Compensation Committee.

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Awards under the 2019 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Compensation Committee may, however, grant Awards in exchange for other Awards under the 2019 Plan, awards under other plans, or other rights to payment from us, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control

In the event of a “change in control,” as defined in the 2019 Plan, and subject to the terms of an applicable award agreement, or to the extent otherwise determined by the Compensation Committee in each particular case, (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the “change in control” will be subject to double trigger vesting such that such awards will become vested and exercisable upon or after a Change of Control on a participant’s involuntary termination of employment; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or any other stock-based award subject only to future service requirements will be deemed fully vested upon or after a Change of Control on a participant’s involuntary termination of employment; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2019 Plan, the Compensation Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance.

Subject to any limitations contained in the 2019 Plan relating to the vesting of Awards in the event of any merger, consolidation or other reorganization in which we do not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the Compensation Committee may provide for (i) the continuation of the outstanding Awards by us, if we are the surviving entity, (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2019 Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2019 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Compensation Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting us, any subsidiary or any business unit, or our financial statements, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Compensation Committee’s assessment of our business strategy, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Compensation Committee may not make any adjustment described in this paragraph if doing so would cause any Award granted under the 2019 Plan to participants designated by the Compensation Committee as “covered employees” and intended to qualify as “performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “performance-based compensation.”

Clawback of Benefits

The Compensation Committee may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2019 Plan or otherwise in accordance with any of our policies that currently exist or that may from time to time be adopted or modified in the future by us and/or applicable law (each a “Clawback Policy”). In addition, a participant may be required to repay to us certain previously paid compensation, whether provided under the 2019 Plan or an Award agreement or otherwise, in accordance with any Clawback Policy.

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By accepting an Award, a participant is also agreeing to be bound by any existing or future Clawback Policy adopted by us, or any amendments that may from time to time be made to the Clawback Policy in the future by us in our discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s Award agreements (and/or awards issued under any prior Company plan) may be unilaterally amended by us, without the participant’s consent, to the extent that we in our discretion determine to be necessary or appropriate to comply with any Clawback Policy.

Amendment and Termination

The Board may amend, alter, suspend, discontinue, or terminate the 2019 Plan or the Compensation Committee’s authority to grant Awards without the consent of stockholders or participants or beneficiaries, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2019 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2019 Plan; provided that, except as otherwise permitted by the 2019 Plan or Award agreement, without the consent of an affected participant, no such Compensation Committee or the Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2019 Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the 2019 Plan, (ii) termination of the 2019 Plan by the Board, or (iii) June 20, 2029. Awards outstanding upon expiration of the 2019 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

The 2019 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2019 Plan. On exercise of a nonqualified stock option granted under the 2019 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of us or any subsidiary, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary

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business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be long-term capital gain or loss.

If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, we generally are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2019 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary

70	2021 PROXY STATEMENT

compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2019 Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for us, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or we timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights

We may grant stock appreciation rights, separate from any other Award (“Stand-Alone”) stock appreciation rights, or Tandem stock appreciation rights, under the 2019 Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

In general, there will be no Federal income tax deduction allowed to us upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, we generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

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Section 162 Limitations

Section 162(m) of the Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our principal executive officer, our principal financial officer and additional highest compensated officers during any taxable year beginning after December 31, 2016. Compensation resulting from awards under the 2019 Plan will be counted toward the $1.0 million limit.

The 2017 tax reform legislation removed the “performance-based compensation” exception from Code Section 162(m). Accordingly, awards made after November 2, 2017, generally are not eligible for the “performance-based compensation” exception and will not be deductible to the extent that they cause the compensation of the affected executive officers to exceed $1 million in any year. Awards that were made and subject to binding written contracts in effect on November 2, 2017, are “grandfathered” under prior law and can still qualify as deductible “performance-based compensation,” even if paid in future years. While the Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key employees.

Section 409A of the Code

The 2019 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2019 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the or the disposition of Shares acquired as a result of an Award.

Equity Compensation Plan Information

Information regarding outstanding equity awards and shares reserved for future issuance under our equity compensation plans as of December 31, 2020 is described above under “Equity Compensation Plan Information”.

New Plan Benefits under 2019 Plan

Our non-employee directors are eligible to receive certain compensation each year, a portion of which is payable in the form of equity awards, as described above under “Director Compensation”. If the amendment to the 2019 Plan is approved, the non-employee director compensation payable in the form of equity awards will be issued under the 2019 Plan, as amended. All other future grants under the 2019 Plan are within the discretion of the Compensation Committee of the Board of Directors and the benefits of such grants are therefore not determinable. No shares of common stock have been issued with respect to the share increase for which stockholder approval is sought under this Proposal 4.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR 2019 PLAN

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PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of our Board of Directors has selected and appointed Grant Thornton as our independent registered public accounting firm for the 2021 fiscal year. Grant Thornton has served as our independent registered public accounting firm since March 30, 2015.

Our Audit Committee recommends that stockholders vote in favor of the ratification of the appointment of Grant Thornton to audit the consolidated financial statements of our company for the fiscal year ending December 31, 2021. Although ratification is not required by our bylaws or otherwise, our Board of Directors is submitting the appointment of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on such ratification, our Audit Committee will reconsider its selection.

We expect that representatives of Grant Thornton will be present at the 2021 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Aggregate fees billed to our company for the fiscal year ended December 31, 2020 and 2019 by Grant Thornton, our independent registered public accounting firm, were as follows:

	2020	2019
Audit Fees	$440,670	$413,695
Audit-Related Fees	$—	$—
Tax Fees	$122,867	$143,753
All Other Fees	$—	$—

Audit fees consist of fees associated with the annual audit, including the audit of the effectiveness of internal control over financial reporting for the 2019 fiscal year, the reviews of our annual and quarterly reports, and other filings with the SEC as well as comfort letters and consents. Tax fees included the preparation of our tax returns.

Audit Committee Pre-Approval Policies and Procedures

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval, or adopting procedures for pre-approval, of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairperson of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditor.

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Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided by Grant Thornton described above were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

Ratification by Stockholders of the Appointment of Independent Auditor

Ratification of the appointment of Grant Thornton to audit the consolidated financial statements of our company for the fiscal year ending December 31, 2021 will require the affirmative vote of a majority of the votes cast, assuming that a quorum is present at the meeting.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF GRANT THORNTON, LLP TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS OF OUR COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

As more specifically provided in our bylaws, as amended, no business may be brought before an annual meeting of stockholders unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of our Board of Directors or by a stockholder entitled to vote who has delivered proper notice to us, together with the information required by our bylaws, as amended. Director nominations and stockholder proposals that are intended to be presented by stockholders at the annual meeting of stockholders for the fiscal year ending December 31, 2021 must be received by us not less than 90 days (by February 26, 2022) and not more than 120 days (by January 27, 2022) before the anniversary of the prior year’s annual meeting of stockholders, unless we change the date of our 2022 annual meeting by more than 30 days before or 60 days after such anniversary date, in which case, stockholder proposals must be received not earlier than 120 days prior to the annual meeting and not later than the later to occur of 90 days prior to the annual meeting and ten days following the date on which a public announcement of the date of the annual meeting is first made by us.

Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2022 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act and our bylaws, as amended. To be eligible for inclusion in such proxy materials, stockholder proposals must be received not later than December [●], 2021.

Stockholder proposals should be addressed and delivered to our corporate secretary at the address of our executive offices set forth in this proxy statement.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports, proxy statements, and Notices of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our annual report, proxy statement, or Notice of Internet Availability of Proxy Materials and would like to participate in our householding program, please contact Broadridge by calling toll-free at 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, please contact Broadridge as described above. In addition, we will promptly deliver, upon the written or oral request to Broadridge at the address or telephone number above, a separate copy of our annual report, proxy statement, or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker or other holder of record to request information about householding.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION AND INCORPORATION BY REFERENCE

We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Copies of any reports, statements or other information that we file with the SEC, including this proxy statement, can also be obtained upon written request from the SEC’s website on the Internet at www.sec.gov, free of charge. We also maintain a website at www.therapeuticsmd.com, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of the proxy statement, and the mailing of this proxy statement to our stockholders shall not create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

This proxy statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2020 that we previously filed with the SEC; provided, however, that we are not incorporating by reference Part III thereof and any documents, portions of documents or information deemed to have been furnished and not filed in accordance with SEC rules.

In addition, we are incorporating by reference herein any future filings we make with the SEC under Section 11, 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the annual meeting. Such documents are considered to be a part of this proxy statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from us by requesting them in writing or by telephone at the following address:

TherapeuticsMD, Inc.

Attention: Corporate Secretary

951 Yamato Road, Suite 220

Boca Raton, Florida 33431

(561) 961-1900

76	2021 PROXY STATEMENT

Appendix A

First Amendment to the TherapeuticsMD, Inc. 2019 Stock Incentive Plan

WITNESSETH:

WHEREAS, TherapeuticsMD, Inc., a Nevada corporation (the “Company”), adopted on April 29, 2019, and continues to sponsor and maintain the plan known as the “TherapeuticsMD, Inc. 2019 Stock Incentive Plan” (the “Plan”); and

WHEREAS, the Board of Directors of the Company (the “Board”) retained the right in Section 10(e) of the Plan to amend the Plan from time to time; provided that amendments to the Plan must be approved by the Company’s stockholders if and to the extent required by applicable laws or stock exchange requirements (“Stockholder Approval”); and

WHEREAS, the Board, in consultation with legal and financial advisors, has determined that it is advisable and in the best interests of the Company and its stockholders to increase the number of Shares reserved for issuance under the Plan and corresponding Incentive Stock Option limit (the “Share Increase”); and

WHEREAS, the Board has approved the Share Increase under the Plan as set forth below, subject to Stockholder Approval (the “Amendment”) and

WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meaning given to them in the Plan.

NOW, THEREFORE, the Company agrees that, effective upon receipt of the Stockholder Approval as set forth below, the Plan is amended as set forth below:

1.    Amendment to Section 4.1(a) of the Plan. Section 4.1(a) of the Plan is hereby amended and restated in its entirety to read as follows:

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be (i) 37,475,000 Shares (which includes 15,000,000 Shares as of the Effective Date) plus (ii) the number of unallocated Shares available for issuance as of the Effective Date under the Amended & Restated 2012 Equity Incentive Plan (the “2012 Stock Plan”) that are not then subject to outstanding Awards plus (iii) the number of unallocated Shares available for issuance as of the Effective Date under the 2009 Long Term Incentive Compensation Plan (the “2009 Incentive Plan”) that are not then subject to outstanding Awards. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

2.    Amendment to Section 4.1(c)(i) of the Plan. Section 4.1(c)(i) of the Plan is hereby amended by deleting the first sentence of such section and replacing with the following:

(i) If any Awards under this Plan, the 2012 Stock Plan or the 2009 Incentive Plan are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iii) below and except as otherwise determined by the Committee.

A-1

3.    Amendment to Section 4.1(c)(iv) of the Plan. Section 4.1(c)(iv) of the Plan is hereby deleted in its entirety and the following Section 4.1(d) is added to the Plan to read as follows:

(d) Notwithstanding anything in Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 37,475,000,000 Shares.

4.    Effectiveness. In accordance with Section 10(e) of the Plan, the effectiveness of this Amendment is subject to Stockholder Approval. For the avoidance of doubt, if Stockholder Approval is not obtained, this Amendment shall be void and of no force and effect.

5.    Effect on the Plan. This Amendment shall not constitute a waiver, amendment, or modification of any provision of the Plan not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Plan are and shall remain in full force and effect and are hereby ratified and confirmed. References to the Plan shall be deemed to refer to the Plan as modified by this Amendment, effective upon receipt of the Stockholder Approval.

A-2	2021 PROXY STATEMENT

THERAPEUTICSMD, INC.

951 YAMATO ROAD, SUITE 220

BOCA RATON, FL 33431

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 26, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TXMD2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 26, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D45421-P55549                                 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THERAPEUTICSMD, INC.			For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR the following:

1.	To elect directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.		☐	☐	☐

Nominees:

	01) Tommy G. Thompson	06) Karen L. Ling
	02) Robert G. Finizio	07) Jules A. Musing
	03) Paul M. Bisarol	08) Gail K. Naughton, Ph.D.
	04) J. Martin Carroll	09) Angus C. Russell
05) Cooper C. Collins

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2020.		☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

3.	To approve a stock option exchange program for those employees of the company who are not named executive officers.		☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

4.	To approve an amendment to the TherapeuticsMD, Inc. 2019 Stock Incentive Plan to increase the number of authorized shares thereunder	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

5.	To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of the company for the fiscal year ending December 31, 2021.	☐	☐	☐

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D45422-P55549

THERAPEUTICSMD, INC.

2021 Annual Meeting of Stockholders

May 27, 2021, 8:00 a.m. Eastern Time

This proxy is solicited by the Board of Directors

The undersigned stockholder of THERAPEUTICSMD, INC., a Nevada corporation, hereby acknowledges receipt of the notice of Annual Meeting of Stockholders and proxy statement and hereby appoints Robert G. Finizio and James C. D’Arecca and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2021 Annual Meeting of Stockholders of THERAPEUTICSMD, INC., to be held on Thursday, May 27, 2021, at 8:00 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/TXMD2021 and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there virtually present on the matters set forth on the reverse side of this proxy card.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side